                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2011

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 1

MARKET VECTORS
HARD ASSETS ETFs

MOO
Agribusiness ETF

KOL
Coal ETF

GEX
Global Alternative Energy ETF

GDX
Gold Miners ETF

GDXJ
Junior Gold Miners ETF

OIH
Oil Services ETF

REMX
Rare Earth/
Strategic Metals ETF

HAP
RVE Hard Assets Producers ETF

KWT
Solar Energy ETF

SLX
Steel ETF

NLR
Uranium+ Nuclear Energy ETF

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of December 31, 2011, and are subject to change.

MARKET VECTORS HARD ASSETS ETFs

Dear Shareholder:

Market Vectors has five categories of ETFs: hard assets, international, industry (formerly called specialty), income and municipal bonds. This 2011 annual report includes information about our hard assets ETFs.

Market Vectors hard assets equity ETFs seek to track an underlying index composed of hard asset producer stocks. We continue to believe commodity exposure should be an important component of a well-diversified portfolio.

Our offerings span the hard assets asset class, from broad based ETFs to sector specific ETFs. Market Vectors RVE Hard Assets Producers ETF (HAP) for instance, provides “one-stop shopping” for exposure to the global hard assets industry because its underlying index is comprehensive in construction, covering 342 companies in nearly 40 countries and across the six major commodity sectors as of December 31, 2011. HAP’s benchmark, the RogersTM-Van Eck Hard Assets Producers Index1 (RVEIT), developed in concert with international investor Jim Rogers, is viewed by many as the definitive global benchmark for commodity equities.

For targeted sector exposure, Market Vectors Agribusiness ETF (MOO) was our most popular fund in 2011, ranked as the 8th largest worldwide ETP (exchange-traded product) by new net assets of $3.7B.

In December, we added Market Vectors Oil Services ETF (OIH) to our lineup of hard assets ETFs after a successful exchange offer for this and five other Merrill Lynch-sponsored HOLDRS. These funds will be a great addition to the Market Vectors platform and, particularly in the case of OIH, a natural extension of the kinds of products with which we have historically been associated.

Whether broad or sector specific, the performance of each fund is driven primarily by two influences: 1) the overall direction and performance of global stock markets; and 2) price trends for the commodities in which fund portfolio companies participate.

Overview

Normally, there is only a moderately positive correlation between stock market performance and price trends in hard assets and commodities. This is one factor that makes hard asset producer stocks a useful asset class for portfolio diversification purposes. Even when the stock market is weak, for example, companies that produce crude oil or gold historically have often been able to increase profits, due to stable or rising prices for the commodities they bring to market. Conversely, when commodities prices are weak, the stock market can be strong.

2011 was a year in which classic correlation patterns broke down, as both stocks and commodities responded to the same global economic influences. The table on the next page summarizes monthly performance in 2011 for the Standard & Poor’s® 500 Index2 of U.S. stocks and also for gold bullion and crude oil. For each asset class, months are ranked from 1 (best) to 12 (worst).

MARKET VECTORS HARD ASSETS ETFs

Month-by-Month 2011 Performance — S&P 500, Gold Spot and Crude Oil (unaudited)

	S&P 500 Index(TR) %	Month Rank	Gold Spot %	Month Rank	Crude Oil %	Month Rank
Jan	2.37	4	-6.19	10	0.89	6
Feb	3.43	2	5.90	4	5.18	5
Mar	0.04	6	1.48	7	10.05	2
Apr	2.96	3	9.17	2	6.76	4
May	-1.13	8	-1.78	8	-9.86	11
Jun	-1.67	9	-2.31	9	-7.09	9
Jul	-2.03	10	8.50	3	0.29	7
Aug	-5.43	11	12.15	1	-7.20	10
Sept	-7.03	12	-11.05	12	-10.82	12
Oct	10.93	1	5.60	5	17.66	1
Nov	-0.22	7	1.84	6	7.69	3
Dec	1.02	5	-10.46	11	-1.52	8
Full Year	2.11		10.06		8.15

Source: Van Eck Global Research

Stocks, gold and oil all began 2011 with positive performance through April, but the tone shifted in May and June. August was a poor month for stocks and oil, and then came September, the worst month of the year for all three classes. Stocks and oil rebounded powerfully in September. For the full year, gold had the best performance (+10.06%) of the three classes, and oil was close behind (+8.15%).

What drove these performance swings, as well as higher-than-normal correlations between asset classes? Over the summer, views changed and events converged to turn what had appeared to be a modestly steady global economic recovery into a possible slowdown. They included:

•   The persistent sovereign debt crisis in Europe, with its impacts spreading from the “peripheral” economies of Southern Europe – Portugal, Italy, Greece and Spain – into the core of Europe. In the summer of 2011, the tone of analysts’ views veered toward predictions of a European double-dip recession.

•   Downwardly revised rates of quarterly economic growth in the U.S. In July, the Commerce Department announced a second quarter GDP growth rate of 1.3%, well below expectations, following a 0.4% increase in the first quarter.

•   Political gridlock over raising the federal debt ceiling, which culminated in July, led to an early August downgrade of the U.S. credit rating to AA+ by Standard & Poor’s. It was the first time in history that a major agency has rated U.S. credit below “triple-A.”

•   A flight-to-quality. In August and September, analysts began to question whether China’s high rate of economic growth is sustainable, and a flight-to-quality drove assets into U.S. dollars and Treasuries. Dollar appreciation created a further drag on commodity prices.

For the full year, commodities prices generally outperformed commodity equities. The S&P® GSCI Total Return Index3 of commodity prices (with a heavy weight to crude oil) returned -1.18% while the RogersTM-Van Eck Hard Assets Producers Index1 of producer equities returned -10.99%. Across virtually all hard asset sectors, raw commodities performed better in 2011 than stocks of the companies that extract, cultivate or exploit them.

Hard Assets

Market Vectors offers RVE Hard Assets Producers ETF (HAP) seeks to track, before fees and expenses, the RogersTM-Van Eck Hard Assets Producers Index1, which participates in a mix of producer equities across multiple hard assets sectors – energy, base metals, agribusiness, precious metals, paper/forest and alternatives. In a normal year, HAP has the potential to help investors participate in “internal diversification” among hard assets sectors, and spread risks among them.

However, 2011 was not a normal year for hard assets producers. Even though a few commodities such as gasoline, heating oil and gold turned in rewarding performance, the trend in producer equities was generally down. As a result, HAP returned -11.36% for 2011, well below the broad U.S. equity market but a bit better than foreign developed markets (-11.73%), as measured by the MSCI EAFE Index4.

Gold

In 1968, Van Eck launched the first mutual fund in the U.S. for participating in gold-mining producer stocks, and in 2006, Market Vectors led the ETF industry into this sector with the launch of Market Vectors Gold Miners ETF (GDX). In 2009, we introduced Market Vectors Junior Gold Miners ETF (GDXJ) to increase access to small- and medium-cap gold/silver mining companies.

2011 was a difficult year for precious metals producer stocks, with an unusually wide gap between gold bullion performance and mining producer indexes. GDX and GDJX returned -15.93% and -34.57%, respectively, for the full year. The junior mining stock sector is dependent on capital markets for financing. As Eurozone and China anxieties increased in the summer of 2011, these stocks were impacted by the flight-to-quality and fears that credit markets might seize. Mining companies of all sizes were vulnerable to other headwinds in 2011 including increased capital and operating costs, regulatory burdens, and rising taxes.

In addition to gold bullion’s 2011 price gain of 10.06%, one positive development in this sector was a trend toward higher dividend payouts by gold producers, with a few companies linking future dividends to bullion prices. We believe 2012 will see a continuation of this trend, which would be bullish for miner equities. We also believe a powerful long-term bull market in gold bullion may still be closer to its middle than its end, in part because the underlying factors driving gold higher (e.g., loose monetary policies, government deficits) remain intact. Across the globe, it is growing more difficult to find sizeable new gold deposits, and most new finds have relatively low yields compared to prior years.

Agribusiness

This was also a difficult year for most agricultural commodities and producer stocks. The DAXglobal® Agribusiness Index5, a benchmark of leading global agribusiness stocks, returned -10.18% for the full year. Market Vectors Agribusiness ETF (MOO), which seeks to track this index before fees and expenses, returned -11.01%.

We believe the underlying fundamentals driving demand for global food supplies remain intact. They include: 1) global population growth; 2) the emergence of a larger middle class (with more meat-heavy diets) in populous countries such as China and India; 3) droughts in regions that traditionally have been agriculture-producing; 4) rising levels of farm productivity; and 5) increased use of crops such as corn and rapeseed to make ethanol. Market Vectors Agribusiness ETF participates in a basket of companies with diversified interests in agribusiness, ranging from seeds and fertilizers (Monsanto, Potash (8.1% and 7.6% of Fund net assets†, respectively)) to cultivation equipment (Deere & Co., 7.1% of Fund net assets†) and distribution (ArcherDanielsMidlands, 5.0% of Fund net assets†).

MARKET VECTORS HARD ASSETS ETFs

Among agricultural commodities, corn had positive 2011 price performance (+6.37%) while prices fell for wheat (-24.88%) and soybeans (-13.49%).

Alternative and Solar Energy

Stocks of alternative and solar energy companies continued to lag the broad equity markets in 2011. The major headlines in this sector were: 1) overcapacity for solar equipment and resulting price declines; 2) festering regional trade wars between solar module makers in China, the U.S. and Europe; and 3) high-profile supplier bankruptcies such as the U.S. Government-backed solar equipment maker Solyndra (not owned by the Funds).

Our two ETFs in this space, Market Vectors Solar Energy ETF (KWT) and Market Vectors Global Alternative Energy ETF (GEX) had disappointing results in 2011, returning -64.50% and -43.69%, respectively. One positive 2011 development was an increased focus on renewable energy in the wake of the Japanese typhoon and Fukushima nuclear reactor disaster. In both Japan and Europe, it is now apparent that alternative energy will need to supply much of the future electricity-generating capacity previously allocated to nuclear.

Coal

Coal was another sector in which producer equities lagged commodity prices in 2011. Although the Bloomberg Index of Low Sulfur spot coal commodity prices (COALBGSD) increased by 5.76%, the Stowe Coal IndexSM6 of leading producer stocks returned -29.55%. Market Vectors Coal ETF (KOL) seeks to track this index before fees and expenses returned -30.12%. The ETF is globally diversified and strikes a balance between producers of metallurgical and energy-generating coal. Recently, the International Energy Agency forecast that average global coal demand will increase by 600,000 tons each day over the next five years, with more than half of this demand projected to come from China.

Steel

Steel commodity prices peaked in the spring of 2011 and then fell by 15-20% through year-end, according to industry sources. Major sources of demand for steel—including construction, automobiles and consumer appliances—are vulnerable to any sluggish economic growth in the U.S. or recession in Europe. Global production of crude steel increased 6.8% in 2011, according to the World Steel Association.

China’s steel production increased from 639 megatons in 2010 to 696 megatons in 2011. China now accounts for 45% of global steel production, up from 34% in 2006. The second-ranked producer, Japan, saw its production decline in 2011 due partially to energy shortages related to the Fukushima nuclear disaster. Market Vectors Steel ETF returned -32.70% in 2011.

Looking forward, equities of leading steel producers are discounting metals prices below current levels. Some analysts expect that China will reduce its steel capacity utilization in 2012 to increase supply discipline and put a floor under prices. If this trend develops, we think it could be a meaningful catalyst for equities of global steel producers in 2012.

Uranium and Nuclear Energy

Uranium prices were impacted by the global reaction in the aftermath of the Fukushima nuclear disaster on March 11-12, 2011. From March through August, the average price per pound (in dollars) declined by approximately 20% before stabilizing toward yearend.

For perspective, it’s important to remember that uranium is one of the most price-volatile of all commodities. Over the past decade, prices have ranged from a low of $10 to a high of $136 per pound, so the current price level can be viewed as a reversion to the long-term mean.

More significantly perhaps, the Japanese nuclear disaster created a wave of suspicion over the safety of nuclear power projects globally, especially in Japan and Europe. In June, German lawmakers overwhelmingly approved Chancellor Angela Merkel’s plan to shut down all domestic nuclear plants by 2022. This sentiment produced a significant drag on producers of nuclear power equipment and technologies. Market Vectors Uranium+Nuclear Energy ETF (NLR) returned -33.29% for the full year.

Rare Earth/Strategic Metals

With the launch of Market Vectors Rare Earth/Strategic Metals ETF (REMX) in October 2010, Market Vectors led the financial industry in expanding access to equities of specialized mining producers. However, the grip of an overall downward trend in mining producer equities reached even into this relatively small niche in 2011. For the year, REMX returned -32.21%.

The ETF seeks to track, before fees and expenses, the Market Vectors Rare Earth/Strategic Metals Index7, an equity index composed of companies involved in mining elements such as cerium, manganese, titanium and tungsten. These metals, which are usually more difficult to extract than base metals, are used in advanced technologies for products such as jet engines, hybrid cars, wind turbines, flat screen TVs and cellular phones. Rare earth metals, a subset of strategic metals, include 17 chemical elements that are essential in many of today’s most advanced technologies, with special applications in electronics.

Rare earth/strategic metals are by-products of base metals mining operations, and weaknesses in base metals prices had an influence on producer stocks in 2011. For the year, all major base metal commodities declined, with the biggest price losses in tin (-28.87%), nickel (-24.22%), zinc (-25.24%) and copper (-21.35%).

Energy

The energy complex produced the strongest commodity price trends of 2011, with double-digit price gains in heating oil (+15.38%) and gasoline (+9.50%). As in gold, however, the equities of producing companies performed below the underlying commodity price trend. The Energy Select Sector Index8 (IXE) returned 3.08%, roughly in line with the overall U.S. equity market.

On December 20, 2011, we launched the new Market Vectors Oil Services ETF (OIH) to participate in an indexed basket of global oilfield producer stocks. This ETF has the same symbol as a popular Merrill Lynch HOLDRS® that was delisted the prior day, and many HOLDRS shareholders chose to exchange into the new ETF. This fund helps to round out Market Vectors’ growing family of hard asset producer equity ETFs by expanding it into energy, the largest global hard asset sector by market cap.

With assets of more than $0.9 billion (as of 12/31/11), OIH is among the largest hard asset ETFs in the industry. It seeks to track the Market Vectors US Listed Oil Services 25 Index9, a rules-based index designed to track overall performance of the 25 largest U.S.-listed publicly traded oil services companies.

In Summary

We continue to believe that the underlying fundamentals are strong for many segments of hard assets, as well as leading companies that produce them. Specifically, our outlook for 2012 begins with a belief that producer stocks are historically inexpensive using common metrics such as price/earnings ratios and the replacement value of mineral or energy reserves. However, we also believe that in several sectors, stronger underlying commodity price trends may be a necessary catalyst to drive sustained gains in producer equities.

MARKET VECTORS HARD ASSETS ETFs

On the following pages, you will find the performance for each of the Trust’s hard assets equity funds for the twelve month period ended December 31, 2011. You will also find the financial statements and portfolio information for each.

We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck Trustee and President Market Vectors ETF Trust

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in a fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

RogersTM-Van Eck Hard Assets Producers Index (RVEIT) is a rules-based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of hard assets and related products and services. Sector weights are set annually based on estimates of global hard assets consumption, and stock weights within sectors are based on market capitalization, float-adjusted and modified to conform to various asset diversification requirements.

[2]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[3]	S&P GSCI Total Return Index[2] (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

[4]	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[5]

DAXglobal® Agribusiness Index (DXAG) is a modified market capitalization-weighted index designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges.

[6]

Stowe Coal IndexSM (TCOAL) is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[7]

Market Vectors Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

[8]

Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500 and are involved in the development or production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services.

[9]	Market Vectors US Listed Oil Services 25 Index (MVOIHTR) is a rules-based index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

MARKET VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DXAG[2]

One Year	(11.37)%	(11.01)%	(10.18)%

Life* (annualized)	4.11%	4.14%	4.75%

Life* (cumulative)	19.05%	19.21%	22.27%

*since 8/31/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Agribusiness ETF (MOO) was 8/31/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.53% / Net Expense Ratio 0.53%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

DAXglobal® Agribusiness Index (DXAG), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Agribusiness ETF (MOO). Market Vectors Agribusiness ETF is not sponsored, endorsed, sold or promoted by Deutsche Börse AG and Deutsche Börse AG makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

DAXglobal® Agribusiness Index (DXAG) is a modified capitalization-weighted index designed to track the movements of securities of companies engaged in the agriculture business that are traded on leading global exchanges.

MARKET VECTORS AGRIBUSINESS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Agribusiness ETF (MOO)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 5, 2007* through December 31, 2011
Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	2	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.5%
Greater than or Equal to 1.0% And Less Than 1.5%	20	1.8%
Greater than or Equal to 0.5% And Less Than 1.0%	179	16.4%
Greater than or Equal to 0.0% And Less Than 0.5%	459	42.1%
Greater than or Equal to -0.5% And Less Than 0.0%	295	27.0%
Greater than or Equal to -1.0% And Less Than -0.5%	91	8.3%
Greater than or Equal to -1.5% And Less Than -1.0%	19	1.7%
Greater than or Equal to -2.0% And Less Than -1.5%	10	0.9%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.2%
Less Than -3.0%	2	0.2%

	1091	100.0%

* First day of secondary market trading.

MARKET VECTORS COAL ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	TCOAL[2]

One Year	(30.71)%	(30.12)%	(29.55)%

Life* (annualized)	(4.70)%	(4.58)%	(3.82)%

Life* (cumulative)	(17.43)%	(17.02)%	(14.35)%

*since 1/10/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Coal ETF (KOL) was 1/10/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.59% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Stowe Coal IndexSM (TCOAL) is a trademark of Stowe Global Indexes LLC and is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Coal ETF (KOL). Market Vectors Coal ETF is not sponsored, endorsed, sold or promoted by Stowe Global Indexes LLC and Stowe Global Indexes LLC makes no representation regarding the advisability of investing in the product(s). The Stowe Coal IndexSM is calculated and maintained by Standard & Poor’s Custom Indices. Market Vectors Coal ETF is not sponsored, endorsed, sold or promoted by Standard & Poor’s Custom Indices, and Standard & Poor’s Custom Indices makes no representation regarding the advisability of investing in such product(s).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Stowe Coal IndexSM (TCOAL) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

MARKET VECTORS COAL ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Coal ETF (KOL)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KOL is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 14, 2008* through December 31, 2011
Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	10	1.0%
Greater than or Equal to 2.5% And Less Than 3.0%	10	1.0%
Greater than or Equal to 2.0% And Less Than 2.5%	12	1.2%
Greater than or Equal to 1.5% And Less Than 2.0%	23	2.3%
Greater than or Equal to 1.0% And Less Than 1.5%	42	4.2%
Greater than or Equal to 0.5% And Less Than 1.0%	124	12.4%
Greater than or Equal to 0.0% And Less Than 0.5%	274	27.4%
Greater than or Equal to -0.5% And Less Than 0.0%	310	30.9%
Greater than or Equal to -1.0% And Less Than -0.5%	125	12.5%
Greater than or Equal to -1.5% And Less Than -1.0%	37	3.7%
Greater than or Equal to -2.0% And Less Than -1.5%	17	1.7%
Greater than or Equal to -2.5% And Less Than -2.0%	13	1.3%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.3%
Less Than -3.0%	1	0.1%

	1001	100.0%

* First day of secondary market trading.

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	AGIXLT[2]

One Year	(43.74)%	(43.69)%	(44.03)%

Life* (annualized)	(23.41)%	(23.34)%	(23.53)%

Life* (cumulative)	(71.17)%	(71.04)%	(71.39)%

*since 5/3/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement dates for the Market Vectors Global Alternative Energy ETF (GEX) was 5/3/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.68% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM(Extra Liquid)”, and “ARDOUR – XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Global Alternative Energy ETF (GEX). Market Vectors Global Alternative Energy ETF is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Global Alternative Energy ETF (GEX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GEX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 9, 2007* through December 31, 2011
Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	13	1.1%
Greater than or Equal to 1.0% And Less Than 1.5%	84	7.2%
Greater than or Equal to 0.5% And Less Than 1.0%	186	15.8%
Greater than or Equal to 0.0% And Less Than 0.5%	319	27.1%
Greater than or Equal to -0.5% And Less Than 0.0%	363	30.8%
Greater than or Equal to -1.0% And Less Than -0.5%	164	14.0%
Greater than or Equal to -1.5% And Less Than -1.0%	30	2.6%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.3%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.3%
Less Than -3.0%	1	0.1%

	1174	100.0%

* First day of secondary market trading.

MARKET VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	GDM(TR)[2]

One Year	(16.09)%	(15.93)%	(15.48)%

Five Year	5.79%	5.84%	6.36%

Life* (annualized)	5.27%	5.30%	5.82%

Life* (cumulative)	33.54%	33.72%	37.50%

*since 5/16/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gold Miners ETF (GDX) was 5/16/06.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.52% / Net Expense Ratio 0.52%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

NYSE Arca Gold Miners Index (GDM), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Gold Miners ETF (GDX). Market Vectors Gold Miners ETF is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of GDM or results to be obtained by any person from using GDM in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2] NYSE Arca Gold Miners Index (GDM) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

MARKET VECTORS GOLD MINERS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gold Miners ETF (GDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 22, 2006* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	12	0.8%
Greater than or Equal to 0.5% And Less Than 1.0%	51	3.6%
Greater than or Equal to 0.0% And Less Than 0.5%	760	53.8%
Greater than or Equal to -0.5% And Less Than 0.0%	552	39.0%
Greater than or Equal to -1.0% And Less Than -0.5%	27	1.9%
Greater than or Equal to -1.5% And Less Than -1.0%	6	0.4%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.1%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	0	0.0%

	1415	100.0%

* First day of secondary market trading.

MARKET VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVGDXJTR[2]

One Year	(34.10)%	(34.57)%	(33.80)%

Life* (annualized)	6.43%	5.97%	6.17%

Life* (cumulative)	14.26%	13.22%	13.67%

*since 11/10/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Junior Gold Miners ETF (GDXJ) was 11/10/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.54% / Net Expense Ratio 0.54%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Junior Gold Miners Index (MVGDXJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate MVGDXJTR. Structured Solutions AG uses its best efforts to ensure that MVGDXJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in MVGDXJTR to third parties. Market Vectors Junior Gold Miners ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

MARKET VECTORS JUNIOR GOLD MINERS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Junior Gold Miners ETF (GDXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 11, 2009* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	2	0.4%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	6	1.1%
Greater than or Equal to 1.0% And Less Than 1.5%	33	6.1%
Greater than or Equal to 0.5% And Less Than 1.0%	110	20.4%
Greater than or Equal to 0.0% And Less Than 0.5%	199	36.9%
Greater than or Equal to -0.5% And Less Than 0.0%	125	23.2%
Greater than or Equal to -1.0% And Less Than -0.5%	51	9.5%
Greater than or Equal to -1.5% And Less Than -1.0%	11	2.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.2%

	539	100.0%

* First day of secondary market trading.

MARKET VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVOIHTR[2]

Life* (cumulative)	1.47%	0.61%	0.62%

*since 12/20/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Oil Services ETF (OIH) was 12/20/2011.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.46% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors US Listed Oil Services 25 Index (MVOIHTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate MVOIHTR. Structured Solutions AG uses its best efforts to ensure that MVOIHTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in MVOIHTR to third parties. Market Vectors Oil Services ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

MARKET VECTORS OIL SERVICES ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Oil Services ETF (OIH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for OIH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	0	0.0%
Greater than or Equal to 0.0% And Less Than 0.5%	3	37.5%
Greater than or Equal to -0.5% And Less Than 0.0%	4	50.0%
Greater than or Equal to -1.0% And Less Than -0.5%	1	12.5%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	8	100.0%

* First day of secondary market trading.

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVREMXTR[2]

One Year	(33.86)%	(32.21)%	(31.70)%

Life* (annualized)	(16.97)%	(16.17)%	(16.45)%

Life* (cumulative)	(19.67)%	(18.76)%	(19.08)%

*since 10/27/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Rare Earth/Strategic Metals ETF (REMX) was 10/27/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.59% / Net Expense Ratio 0.57%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

The Market Vectors Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Rare Earth/Strategic Metals ETF (REMX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for REMX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 28, 2010* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	4	1.3%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	3	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	19	6.4%
Greater than or Equal to 0.5% And Less Than 1.0%	55	18.5%
Greater than or Equal to 0.0% And Less Than 0.5%	68	23.0%
Greater than or Equal to -0.5% And Less Than 0.0%	61	20.6%
Greater than or Equal to -1.0% And Less Than -0.5%	58	19.5%
Greater than or Equal to -1.5% And Less Than -1.0%	22	7.4%
Greater than or Equal to -2.0% And Less Than -1.5%	5	1.7%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.3%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.3%
Less Than -3.0%	0	0.0%

	297	100.0%

* First day of secondary market trading.

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	RVEIT[2]

One Year	(11.71)%	(11.36)%	(10.99)%

Life* (annualized)	(3.62)%	(3.59)%	(3.26)%

Life* (cumulative)	(11.58)%	(11.49)%	(10.48)%

*since 8/29/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors RVE Hard Assets Producers ETF (HAP) was 8/29/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

The RogersTM-Van Eck Hard Assets Producers Index has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC in connection with Market Vectors RVE Hard Assets Producers ETF (HAP). Market Vectors RVE Hard Assets Producers ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

The RogersTM-Van Eck Hard Assets Producers Index is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

RVE Hard Assets Producers ETF (HAP)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HAP is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 3, 2008* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	8	1.0%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.7%
Greater than or Equal to 1.5% And Less Than 2.0%	16	1.9%
Greater than or Equal to 1.0% And Less Than 1.5%	26	3.1%
Greater than or Equal to 0.5% And Less Than 1.0%	132	15.7%
Greater than or Equal to 0.0% And Less Than 0.5%	419	49.9%
Greater than or Equal to -0.5% And Less Than 0.0%	184	21.9%
Greater than or Equal to -1.0% And Less Than -0.5%	32	3.8%
Greater than or Equal to -1.5% And Less Than -1.0%	6	0.7%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.5%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%

	840	100.0%

* First day of secondary market trading.

MARKET VECTORS SOLAR ENERGY ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	SOLRXT[2]

One Year	(64.30)%	(64.50)%	(65.26)%

Life* (annualized)	(46.73)%	(46.73)%	(46.97)%

Life* (cumulative)	(90.24)%	(90.25)%	(90.41)%

*since 4/21/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Solar Energy ETF (KWT) was 4/21/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/23/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 1.06% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

“Ardour Global IndexesSM, LLC” and “Ardour Solar Energy IndexSM” (SOLRXT) are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Solar Energy ETF (KWT). Market Vectors Solar Energy ETF is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. SOLRXT is calculated by Dow Jones Indexes. The Fund, based on the SOLRXT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Ardour Solar Energy IndexSM (SOLRXT) is a rules-based, modified global capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the solar energy industry.

MARKET VECTORS SOLAR ENERGY ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Solar Energy ETF (KWT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KWT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 23, 2008* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	2	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	7	0.8%
Greater than or Equal to 1.5% And Less Than 2.0%	11	1.2%
Greater than or Equal to 1.0% And Less Than 1.5%	50	5.4%
Greater than or Equal to 0.5% And Less Than 1.0%	126	13.5%
Greater than or Equal to 0.0% And Less Than 0.5%	346	37.2%
Greater than or Equal to -0.5% And Less Than 0.0%	260	27.9%
Greater than or Equal to -1.0% And Less Than -0.5%	89	9.5%
Greater than or Equal to -1.5% And Less Than -1.0%	15	1.6%
Greater than or Equal to -2.0% And Less Than -1.5%	11	1.2%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.2%
Less Than -3.0%	5	0.5%

	932	100.0%

* First day of secondary market trading.

MARKET VECTORS STEEL ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	STEEL(TR)[2]

One Year	(32.91)%	(32.70)%	(32.76)%

Five Year	2.65%	2.65%	2.97%

Life* (annualized)	5.25%	5.29%	5.64%

Life* (cumulative)	30.68%	30.91%	33.23%

*since 10/10/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Steel ETF was 10/10/06.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.58% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Steel ETF (SLX). Market Vectors Solar Energy ETF is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

MARKET VECTORS STEEL ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Steel ETF (SLX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.1%
Greater than or Equal to 0.5% And Less Than 1.0%	16	1.2%
Greater than or Equal to 0.0% And Less Than 0.5%	404	30.8%
Greater than or Equal to -0.5% And Less Than 0.0%	830	63.1%
Greater than or Equal to -1.0% And Less Than -0.5%	54	4.1%
Greater than or Equal to -1.5% And Less Than -1.0%	3	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	2	0.2%

	1313	100.0%

* First day of secondary market trading.

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DXNE[2]

One Year	(33.84)%	(33.29)%	(33.58)%

Life* (annualized)	(15.94)%	(15.82)%	(15.41)%

Life* (cumulative)	(53.29)%	(52.99)%	(51.99)%

*since 8/13/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Uranium+Nuclear Energy ETF (NLR) was 8/13/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.63% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

DAXglobal® Nuclear Energy Index (DXNE), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Uranium+Nuclear Energy ETF (NLR). Market Vectors Uranium+Nuclear Energy ETF is not sponsored, endorsed, sold or promoted by Deutsche Börse AG and Deutsche Börse AG makes no representation as to the accuracy and/or completeness of DXNE or results to be obtained by any person using DXNE in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directlyin the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

DAXglobal® Nuclear Energy Index (DXNE) is a modified capitalization-weighted index intended to track the movements of securities of companies engaged in the nuclear energy industry that are traded on leading global exchanges.

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Uranium+Nuclear Energy ETF (NLR)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for NLR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 15, 2007* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	2	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	4	0.4%
Greater than or Equal to 1.5% And Less Than 2.0%	14	1.3%
Greater than or Equal to 1.0% And Less Than 1.5%	46	4.2%
Greater than or Equal to 0.5% And Less Than 1.0%	161	14.6%
Greater than or Equal to 0.0% And Less Than 0.5%	315	28.4%
Greater than or Equal to -0.5% And Less Than 0.0%	303	27.3%
Greater than or Equal to -1.0% And Less Than -0.5%	163	14.8%
Greater than or Equal to -1.5% And Less Than -1.0%	44	4.0%
Greater than or Equal to -2.0% And Less Than -1.5%	22	2.0%
Greater than or Equal to -2.5% And Less Than -2.0%	13	1.2%
Greater than or Equal to -3.0% And Less Than -2.5%	6	0.5%
Less Than -3.0%	9	0.8%

	1105	100.0%

* First day of secondary market trading.

[This Page Intentionally Left Blank.]

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPLANATION OF EXPENSES
(unaudited)

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2011- December 31, 2011

Agribusiness ETF
Actual	$1,000.00	$887.40	0.53%	$2.54
Hypothetical**	$1,000.00	$1,022.52	0.53%	$2.72

Coal ETF
Actual	$1,000.00	$694.40	0.65%	$2.77
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31

Global Alternative Energy ETF
Actual	$1,000.00	$604.70	0.62%	$2.54
Hypothetical**	$1,000.00	$1,022.04	0.62%	$3.20

Gold Miners ETF
Actual	$1,000.00	$945.50	0.52%	$2.56
Hypothetical**	$1,000.00	$1,022.58	0.52%	$2.66

Junior Gold Miners ETF
Actual	$1,000.00	$762.20	0.56%	$2.50
Hypothetical**	$1,000.00	$1,022.37	0.56%	$2.86

Oil Services ETF***
Actual	$1,000.00	$1,000.00	0.35%	$0.11
Hypothetical**	$1,000.00	$1,001.40	0.35%	$0.11

Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$624.90	0.55%	$2.26
Hypothetical**	$1,000.00	$1,022.42	0.55%	$2.81

RVE Hard Assets Producers ETF
Actual	$1,000.00	$855.80	0.58%	$2.87
Hypothetical**	$1,000.00	$1,022.11	0.58%	$3.13

Solar Energy ETF
Actual	$1,000.00	$366.60	0.65%	$2.25
Hypothetical**	$1,000.00	$1,021.91	0.65%	$3.33

Steel ETF
Actual	$1,000.00	$706.30	0.54%	$2.32
Hypothetical**	$1,000.00	$1,022.49	0.54%	$2.75

Uranium+Nuclear Energy ETF
Actual	$1,000.00	$782.90	0.62%	$2.90
Hypothetical**	$1,000.00	$1,021.95	0.62%	$3.29

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011) multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
***

Expenses are equal to the Fund’s annualized expense ratio (for the period from December 20, 2011 to December 31, 2011) multiplied by the average account value over the period, multiplied by 11 and divided by 365 (to reflect the one-half year period).

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Argentina: 0.2%
945,926	Cresud S.A.C.I.F. y S.A. (ADR)	$10,774,097

Australia: 1.0%
8,460,432	Elders Ltd. * † #	2,254,062
3,740,237	GrainCorp. Ltd. #	30,002,309
4,940,248	Nufarm Ltd. * #	20,995,529

		53,251,900

Brazil: 5.0%
12,252,331	Brasil Foods S.A. (ADR) †	239,533,071
3,288,279	Cosan Ltd. (Class A) (USD)	36,039,538

		275,572,609

Canada: 9.5%
2,641,190	Maple Leaf Foods, Inc.	28,091,419
10,200,297	Potash Corp. of Saskatchewan, Inc. (USD)	421,068,260
7,010,047	Viterra, Inc.	73,938,527

		523,098,206

China / Hong Kong: 2.2%
64,396,000	Chaoda Modern Agriculture Holdings Ltd. † #	1,867,804
76,153,100	China Agri-Industries Holdings Ltd. #	57,770,940
33,408,000	China BlueChemical Ltd. #	25,237,123
132,450,000	Sinofert Holdings Ltd. † #	36,970,870

		121,846,737

Indonesia: 1.9%
29,699,876	Astra Agro Lestari Tbk PT #	70,977,794
128,675,010	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	31,886,421

		102,864,215

Ireland: 0.6%
5,543,905	Glanbia Plc #	33,384,819

Japan: 3.7%
24,262,000	Kubota Corp. #	203,116,853

Malaysia: 6.3%
121,118,655	IOI Corp. Bhd #	205,348,159
20,132,370	Kuala Lumpur Kepong Bhd #	144,084,356

		349,432,515

Netherlands: 3.7%
4,526,318	CNH Global N.V. (USD) *	162,902,185
662,331	Nutreco Holding N.V. #	43,626,709

		206,528,894

Norway: 3.9%
5,425,098	Yara International ASA #	217,036,136

Singapore: 10.6%
27,691,000	First Resources Ltd. † #	32,232,546
228,932,745	Golden Agri-Resources Ltd. #	126,179,346
27,125,520	Indofood Agri Resources Ltd. * † #	26,423,455
46,054,590	Olam International Ltd. † #	75,514,575
84,933,751	Wilmar International Ltd. † #	327,520,304

		587,870,226

Switzerland: 6.7%
1,256,723	Syngenta A.G. * #	370,947,396

Ukraine: 0.6%
1,502,799	Kernel Holding SA * #	30,291,851

United Kingdom: 1.7%
8,818,768	Tate & Lyle Plc #	96,479,700

Number of Shares		Value

United States: 42.3%
1,832,920	AGCO Corp. *	$78,760,572
2,976,334	Agrium, Inc. †	199,741,775
348,906	Andersons, Inc.	15,233,236
9,682,130	Archer-Daniels-Midland Co.	276,908,918
2,744,876	Bunge Ltd.	157,006,907
1,233,198	CF Industries Holdings, Inc.	178,789,046
863,283	Chiquita Brands International, Inc. *	7,199,780
1,429,348	Corn Products International, Inc.	75,169,411
2,207,665	Darling International, Inc. *	29,339,868
5,067,246	Deere & Co.	391,951,478
1,418,322	Intrepid Potash, Inc. *	32,096,627
239,046	Lindsay Corp. †	13,121,235
6,370,326	Monsanto Co.	446,368,743
4,898,058	Mosaic Co.	247,009,065
3,080,426	Smithfield Foods, Inc. *	74,792,743
5,653,557	Tyson Foods, Inc.	116,689,417

		2,340,178,821

Total Common Stocks
(Cost: $5,942,028,740)		5,522,674,975

MONEY MARKET FUND: 0.7%
(Cost: $40,300,542)
40,300,542	Dreyfus Government Cash Management Fund	40,300,542

Total Investments Before Collateral for Securities Loaned: 100.6%
(Cost: $5,982,329,282)		5,562,975,517

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 5.9%
(Cost: $324,964,049)
324,964,049	Bank of New York Overnight Government Fund	324,964,049

Total Investments: 106.5%
(Cost: $6,307,293,331)		5,887,939,566
Liabilities in excess of other assets: (6.5)%		(357,126,238)

NET ASSETS: 100.0%		$5,530,813,328

See Notes to Financial Statements

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $315,051,486.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,210,149,057 which represents 40.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Agricultural Chemicals	39.1%	$2,175,265,041
Agricultural Operations	27.8	1,544,508,443
Alternative Waste Technology	0.5	29,339,868
Chemicals - Diversified	0.4	20,995,529
Food - Dairy Products	0.6	33,384,819
Food - Meat Products	8.2	459,106,650
Food - Miscellaneous / Diversified	2.3	125,995,900
Food - Wholesale / Distribution	1.4	75,514,575
Machinery - Farm	15.3	849,852,323
Retail - Miscellaneous / Diversified	0.0	2,254,062
Sugar	2.4	132,519,238
Transport - Services	1.3	73,938,527
Money Market Fund	0.7	40,300,542

	100.0%	$5,562,975,517

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Argentina	$10,774,097	$—	$—	$10,774,097
Australia	—	53,251,900	—	53,251,900
Brazil	275,572,609	—	—	275,572,609
Canada	523,098,206	—	—	523,098,206
China / Hong Kong	—	121,846,737	—	121,846,737
Indonesia	—	102,864,215	—	102,864,215
Ireland	—	33,384,819	—	33,384,819
Japan	—	203,116,853	—	203,116,853
Malaysia	—	349,432,515	—	349,432,515
Netherlands	162,902,185	43,626,709	—	206,528,894
Norway	—	217,036,136	—	217,036,136
Singapore	—	587,870,226	—	587,870,226
Switzerland	—	370,947,396	—	370,947,396
Ukraine	—	30,291,851	—	30,291,851
United Kingdom	—	96,479,700	—	96,479,700
United States	2,340,178,821	—	—	2,340,178,821
Money Market Funds	365,264,591	—	—	365,264,591

Total	$3,677,790,509	$2,210,149,057	$—	$5,887,939,566

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$873,111
Realized gain (loss)	(413,927)
Change in unrealized appreciation (depreciation)	1,196,525
Purchases	—
Sales	(1,655,709)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

COAL ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.0%

Australia: 9.9%
1,151,775	Aquila Resources Ltd. * † #	$6,878,670
4,951,317	Cockatoo Coal Ltd. * † #	1,895,306
469,571	Gloucester Coal Ltd. * † #	4,139,054
1,426,313	New Hope Corp. Ltd. #	8,078,129
1,515,051	White Energy Co. Ltd. * † #	589,726
1,769,006	Whitehaven Coal Ltd. † #	9,591,832

		31,172,717

China / Hong Kong: 19.8%
12,718,095	China Coal Energy Co. Ltd. #	13,652,397
6,073,908	China Shenhua Energy Co. Ltd. #	26,265,215
18,668,067	Fushan International Energy Group Ltd. #	6,294,633
6,035,307	Hidili Industry International Development Ltd. † #	1,786,609
6,707,961	Yanzhou Coal Mining Co. Ltd. #	14,242,930

		62,241,784

Indonesia: 16.7%
70,294,715	Adaro Energy Tbk PT #	13,679,918
63,902,500	Bumi Resources Tbk PT #	15,268,028
71,711,759	Darma Henwa Tbk PT * #	615,130
11,974,000	Indika Energy Tbk PT #	2,866,997
2,464,052	Indo Tambangraya Megah PT #	10,486,378
5,021,500	Tambang Batubara Bukit Asam Tbk PT #	9,590,213

		52,506,664

Japan: 0.4%
941,000	Nippon Coke & Engineering Co. Ltd. #	1,207,296

Mongolia: 2.0%
8,425,000	Mongolian Mining Corp. (HKD) * † #	6,316,432

Philippines: 1.1%
698,602	Semirara Mining Corp. #	3,536,705

Singapore: 1.8%
3,860,200	Straits Asia Resources Ltd. † #	5,479,162

South Africa: 4.3%
651,549	Exxaro Resources Ltd. † #	13,535,452

Number of Shares		Value

United States: 44.0%
1,121,763	Alpha Natural Resources, Inc. *	$22,917,618
877,067	Arch Coal, Inc.	12,726,242
379,680	Cloud Peak Energy, Inc. *	7,335,418
688,127	Consol Energy, Inc.	25,254,261
74,490	FreightCar America, Inc. *	1,560,565
379,750	Headwaters, Inc. *	843,045
222,132	James River Coal Co. * †	1,537,153
306,173	Joy Global, Inc.	22,953,790
569,404	Patriot Coal Corp. *	4,822,852
748,653	Peabody Energy Corp.	24,787,901
223,150	Walter Energy, Inc.	13,513,964

		138,252,809

Total Common Stocks
(Cost: $475,937,724)		314,249,021

MONEY MARKET FUND: 1.6%
(Cost: $5,105,526)
5,105,526	Dreyfus Government Cash Management Fund	5,105,526

Total Investments Before Collateral for Securities Loaned: 101.6%
(Cost: $481,043,250)		319,354,547

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 6.1%
(Cost: $19,123,455)
19,123,455	Bank of New York Overnight Government Fund	19,123,455

Total Investments: 107.7%
(Cost: $500,166,705)		338,478,002
Liabilities in excess of other assets: (7.7)%		(24,057,784)

NET ASSETS: 100.0%		$314,420,218

HKD	Hong Kong Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $16,537,745.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $175,996,212 which represents 56.0% of net assets.

See Notes to Financial Statements

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Coal	87.9%	$280,805,655
Diversified Minerals	2.5	8,085,966
Energy - Alternate Sources	0.3	843,045
Machinery - Construction & Mining	7.2	22,953,790
Miscellaneous Manufacturing	0.5	1,560,565
Money Market Fund	1.6	5,105,526

	100.0%	$319,354,547

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$—	$31,172,717	$—	$31,172,717
China / Hong Kong	—	62,241,784	—	62,241,784
Indonesia	—	52,506,664	—	52,506,664
Japan	—	1,207,296	—	1,207,296
Mongolia	—	6,316,432	—	6,316,432
Philippines	—	3,536,705	—	3,536,705
Singapore	—	5,479,162	—	5,479,162
South Africa	—	13,535,452	—	13,535,452
United States	138,252,809	—	—	138,252,809
Money Market Funds	24,228,981	—	—	24,228,981

Total	$162,481,790	$175,996,212	$—	$338,478,002

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$78,994
Realized gain (loss)	(37,450)
Change in unrealized appreciation (depreciation)	108,257
Purchases	—
Sales	(149,801)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Austria: 4.6%
100,253	Verbund - Oesterreichische Elektrizis A.G. #	$2,696,416

Brazil: 3.7%
196,351	Cosan Ltd. (Class A) (USD)	2,152,007

China / Hong Kong: 11.0%
2,864,000	China Longyuan Power Group Corp. Ltd. † #	2,233,076
546,384	Dongfang Electric Corp. Machinery Co. Ltd. † #	1,614,210
310,152	Suntech Power Holdings Co. Ltd. (ADR) * †	685,436
152,023	Trina Solar Ltd. (ADR) * †	1,015,514
231,049	Yingli Green Energy Holding Co. Ltd. (ADR) *	877,986

		6,426,222

Denmark: 4.6%
248,364	Vestas Wind Systems A/S * † #	2,679,554

Germany: 1.9%
19,849	SMA Solar Technology A.G. † #	1,109,705

Italy: 5.7%
1,595,020	Enel Green Power SpA #	3,333,959

Japan: 5.6%
127,204	Kurita Water Industries Ltd. #	3,303,230

Norway: 1.2%
1,251,550	Renewable Energy Corp. A.S. * † #	691,615

Spain: 5.9%
331,520	EDP Renovaveis S.A. * #	2,030,576
345,921	Gamesa Corp. Tecnologica S.A. † #	1,433,052

		3,463,628

Taiwan: 2.8%
864,080	Gintech Energy Corp. #	930,090
1,182,361	Neo Solar Power Corp. #	742,781

		1,672,871

Number of Shares		Value

United States: 52.9%
113,310	Cooper Industries Plc	$6,135,736
162,433	Covanta Holding Corp.	2,223,708
136,216	Cree, Inc. *	3,002,201
77,498	EnerSys, Inc. *	2,012,623
67,493	First Solar, Inc. * †	2,278,564
209,374	GT Advanced Technologies, Inc. * †	1,515,868
103,374	International Rectifier Corp. *	2,007,523
59,781	Itron, Inc. *	2,138,366
387,193	MEMC Electronic Materials, Inc. *	1,525,540
53,440	Polypore International, Inc. * †	2,350,826
47,540	Power Integrations, Inc.	1,576,426
117,583	Sunpower Corp. * †	732,542
75,776	Tesla Motors, Inc. * †	2,164,163
66,809	Veeco Instruments, Inc. * †	1,389,627

		31,053,713

Total Common Stocks
(Cost: $122,376,165)		58,582,920

MONEY MARKET FUND: 2.6%
(Cost: $1,549,841)
1,549,841	Dreyfus Government Cash Management Fund	1,549,841

Total Investments Before Collateral for Securities Loaned: 102.5%
(Cost: $123,926,006)		60,132,761

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 25.0%
(Cost: $14,654,732)
14,654,732	Bank of New York Overnight Government Fund	14,654,732

Total Investments: 127.5%
(Cost: $138,580,738)		74,787,493
Liabilities in excess of other assets: (27.5)%		(16,143,396)

NET ASSETS: 100.0%		$58,644,097

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $14,058,881.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,798,264 which represents 38.9% of net assets.

See Notes to Financial Statements

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Auto - Cars / Light Trucks	3.6%	$2,164,163
Batteries / Battery System	7.3	4,363,449
Electric - Integrated	4.5	2,696,416
Electronic Component - Semiconductors	24.7	14,878,483
Electronic Measure Instruments	3.5	2,138,366
Energy - Alternate Sources	24.6	14,788,268
Power Conversion / Supply Equipment	15.2	9,132,485
Semiconductor Component - Integrated Circuits	2.6	1,576,426
Semiconductor Equipment	2.3	1,389,627
Sugar	3.6	2,152,007
Water Treatment Systems	5.5	3,303,230
Money Market Fund	2.6	1,549,841

	100.0%	$60,132,761

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Austria	$—	$2,696,416	$—	$2,696,416
Brazil	2,152,007	—	—	2,152,007
China / Hong Kong	2,578,936	3,847,286	—	6,426,222
Denmark	—	2,679,554	—	2,679,554
Germany	—	1,109,705	—	1,109,705
Italy	—	3,333,959	—	3,333,959
Japan	—	3,303,230	—	3,303,230
Norway	—	691,615	—	691,615
Spain	—	3,463,628	—	3,463,628
Taiwan	—	1,672,871	—	1,672,871
United States	31,053,713	—	—	31,053,713
Money Market Funds	16,204,573	—	—	16,204,573

Total	$51,989,229	$22,798,264	$—	$74,787,493

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$459,512
Realized gain (loss)	(217,847)
Change in unrealized appreciation (depreciation)	629,724
Purchases	—
Sales	(871,389)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 60.7%
7,710,548	Agnico-Eagle Mines Ltd. (USD) †	$280,047,103
12,718,165	AuRico Gold, Inc. (USD) ‡ *	101,872,502
7,364,533	Aurizon Mines Ltd. (USD) *	36,307,148
31,140,000	Barrick Gold Corp. (USD)	1,409,085,000
24,914,674	Eldorado Gold Corp. (USD)	341,580,181
4,740,487	First Majestic Silver Corp. (USD) *	79,829,801
25,378,590	Goldcorp, Inc. (USD)	1,123,002,608
21,484,506	Great Basin Gold Ltd. (USD) *	19,572,385
16,978,955	IAMGOLD Corp. (USD) †	269,116,437
37,775,721	Kinross Gold Corp. (USD)	430,643,219
3,677,614	Minefinders Corp. (USD) * †	38,982,708
9,024,569	Nevsun Resources Ltd. (USD) †	49,905,867
20,351,151	New Gold, Inc. (USD) *	205,139,602
4,779,170	Pan American Silver Corp. (USD)	104,233,698
1,961,703	Seabridge Gold, Inc. (USD) * †	31,603,035
13,343,850	Silver Wheaton Corp. (USD) †	386,437,896
4,517,140	Tanzanian Royalty Exploration Corp. (USD) * †	10,841,136
27,747,999	Yamana Gold, Inc. (USD) †	407,618,105

		5,325,818,431

Peru: 4.8%
11,073,825	Cia de Minas Buenaventura S.A. (ADR) *	424,570,451

South Africa: 13.1%
12,008,883	AngloGold Ashanti Ltd. (ADR)	509,777,083
27,055,663	Gold Fields Ltd. (ADR)	412,598,861
19,442,104	Harmony Gold Mining Co. Ltd. (ADR)	226,306,091

		1,148,682,035

United Kingdom: 5.3%
4,018,914	Randgold Resources Ltd. (ADR)	410,331,119
3,642,004	Silver Standard Resources, Inc. (USD) *	50,332,495

		460,663,614

Number of Shares		Value

United States: 16.0%
4,033,730	Allied Nevada Gold Corp. *	$122,141,344
4,050,216	Coeur d’Alene Mines Corp. *	97,772,214
11,683,423	Golden Star Resources Ltd. *	19,277,648
12,631,950	Hecla Mining Co. †	66,065,099
15,407,034	Newmont Mining Corp.	924,576,110
2,474,019	Royal Gold, Inc.	166,823,101
3,217,390	Vista Gold Corp. * †	9,877,387

		1,406,532,903

Total Common Stocks
(Cost: $10,075,856,616)		8,766,267,434

MONEY MARKET FUNDS: 0.4%
6,000	Blackrock Federal Fund	6,000
34,004,858	Dreyfus Government Cash Management Fund	34,004,858

Total Money Market Funds
(Cost: $34,010,858)		34,010,858

Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $10,109,867,474)		8,800,278,292

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 3.0%
(Cost: $260,903,828)
260,903,828	Bank of New York Overnight Government Fund	260,903,828

Total Investments: 103.3%
(Cost: $10,370,771,302)		9,061,182,120
Liabilities in excess of other assets: (3.3)%		(288,643,002)

NET ASSETS: 100.0%		$8,772,539,118

ADR	American Depositary Receipt
USD	United States Dollar
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $251,879,212.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Gold Mining	90.3%	$7,942,613,523
Precious Metals	1.5	136,754,922
Silver Mining	7.8	686,898,989
Money Market Funds	0.4	34,010,858

	100.0%	$8,800,278,292

See Notes to Financial Statements

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2011 is set forth below:

Affiliates	Value12/31/10	Purchases	Sales Proceeds	Realized Gain	Dividend Income	Value 12/31/11

AuRico Gold, Inc.	$—	$67,285,178	$(31,060,277)	$7,223,091	$—	$101,872,502

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$8,766,267,434	$—	$—	$8,766,267,434
Money Market Funds	294,914,686	—	—	294,914,686

Total	$9,061,182,120	$—	$—	$9,061,182,120

* See Schedule of Investments for security type and geographic sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$1,258,907
Realized gain (loss)	(596,827)
Change in unrealized appreciation (depreciation)	1,725,226
Purchases	—
Sales	(2,387,306)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.2%
Australia: 22.3%
28,261,075	Beadell Resources Ltd. * #	$17,454,423
14,324,798	CGA Mining Ltd. (CAD) *	28,839,515
20,891,697	Evolution Mining Ltd. * † #	32,282,205
218,746,798	Focus Minerals Ltd. ‡ * #	11,447,093
17,119,442	Gryphon Minerals Ltd. * † #	20,210,622
36,651,490	Indophil Resources NL * #	15,554,711
40,131,930	Integra Mining Ltd. * #	22,217,162
25,164,957	Intrepid Mines Ltd. * #	28,215,342
6,771,738	Kingsgate Consolidated Ltd. † #	39,754,902
8,304,863	Medusa Mining Ltd. † #	38,197,266
11,817,824	OceanaGold Corp. (CAD) *	26,113,532
22,144,647	Perseus Mining Ltd. * † #	55,055,665
14,866,819	Ramelius Resources Ltd. ‡ * #	16,392,292
15,596,655	Resolute Mining Ltd. * #	26,463,270
24,903,475	Saracen Mineral Holdings Ltd. * #	19,331,093
15,652,294	St. Barbara Ltd. * #	31,509,697

		429,038,790

Canada: 67.7%
5,988,214	Alamos Gold, Inc. ‡ †	103,209,581
2,855,358	Alexco Resource Corp. (USD) * †	19,444,988
4,448,220	Argonaut Gold, Inc. * †	30,361,040
3,751,605	Atac Resources Ltd. *	9,653,037
7,836,397	Aurizon Mines Ltd. *	38,479,730
22,286,313	Avion Gold Corp. ‡ *	35,456,742
13,048,544	B2Gold Corp. * †	39,725,496
9,369,759	Banro Corp. * †	34,782,901
3,864,647	Bear Creek Mining Corp. *	13,435,650
8,955,678	Brigus Gold Corp. *	8,795,166
7,647,578	Canaco Resources, Inc. * †	10,890,241
5,173,259	Colossus Minerals, Inc. *	30,635,651
3,854,743	Continental Gold Ltd. * †	28,468,124
15,203,075	Crocodile Gold Corp. *	7,763,908
4,931,173	Dundee Precious Metals, Inc. * †	39,807,751
2,369,013	Eco Oro Minerals Corp. * †	3,466,565
4,375,985	Endeavour Silver Corp. (USD) ‡ *	42,490,814
4,151,652	Exeter Resource Corp. (USD) *	10,835,812
4,396,755	Extorre Gold Mines Ltd. * †	32,514,181
6,258,693	Fortuna Silver Mines, Inc. ‡ *	34,359,041
18,639,108	Gran Colombia Gold Corp. *	9,518,621
23,104,352	Great Basin Gold Ltd. * †	21,555,742
6,720,115	Great Panther Silver Ltd. * †	13,133,345
3,981,601	Guyana Goldfields, Inc. *	29,326,794
3,767,926	International Tower Hill Mines Ltd. * †	16,392,745
8,103,639	Jinshan Gold Mines, Inc. * †	20,373,499
3,774,735	Keegan Resources, Inc. ‡ *	14,420,544
2,931,313	Kirkland Lake Gold, Inc. *	44,390,716
19,030,365	Lake Shore Gold Corp. * †	23,922,285
2,248,899	MAG Silver Corp. *	14,797,568
3,879,328	Midway Gold Corp. (USD) *	8,185,382
4,079,767	Minefinders Corp. (USD) ‡ * †	43,245,530
9,983,948	Minera Andes, Inc. *	15,001,660
10,113,611	Nevsun Resources Ltd. ‡	56,217,077
3,721,945	Orezone Gold Corp. *	9,613,273
6,496,030	Orko Silver Corp. ‡ *	10,334,956
5,863,095	Premier Gold Mines Ltd. *	26,026,211
2,843,152	Primero Mining Corp. * †	9,074,632
3,770,570	Rainy River Resources Ltd. * †	26,476,382
1,416,809	Richmont Mines, Inc. (USD) *	15,244,865

Number of Shares		Value

Canada: (continued)
7,806,193	Rio Alto Mining Ltd. *	$24,455,444
29,554,854	Romarco Minerals, Inc. ‡ *	31,347,157
10,818,007	Rubicon Minerals Corp. * †	41,115,332
6,895,018	Sabina Gold & Silver Corp. *	26,002,327
15,345,212	San Gold Corp. * †	28,482,642
8,204,609	Scorpio Mining Corp. * †	15,712,239
8,462,934	Silvercorp Metals, Inc. †	54,355,599
11,184,192	Sulliden Gold Corp Ltd. * †	13,509,999
5,810,087	Timmins Gold Corp. * †	11,126,609
17,922,258	Torex Gold Resources Inc. *	30,097,777
7,970,253	Trelawney Mining and Exploration, Inc. *	23,090,839

		1,301,124,210

Cayman Islands: 0.7%
5,805,617	Endeavour Mining Corp. (CAD) ‡ *	13,854,799

China / Hong Kong: 1.7%
109,044,000	China Precious Metal Resources
	Holdings Co. Ltd. * #	20,204,239
15,200,000	Lingbao Gold Co. Ltd. (Class H) ‡ #	5,520,207
19,742,800	Real Gold Mining Ltd. † #	2,963,746
334,330,000	Sino Prosper State Gold Resources
	Holdings Ltd. * #	3,795,030

		32,483,222

South Africa: 0.2%
610,940	DRDGOLD Ltd. (ADR) †	3,317,404

United Kingdom: 2.6%
6,608,831	Avocet Mining Plc #	18,997,096
5,654,192	Highland Gold Mining Ltd. #	16,554,192
22,971,169	Patagonia Gold Plc * #	15,211,096

		50,762,384

United States: 5.0%
1,240,914	Golden Minerals Co. * †	7,209,710
12,961,068	Golden Star Resources Ltd. ‡ *	21,385,762
3,928,066	Jaguar Mining, Inc. * †	25,061,061
5,805,882	Paramount Gold and Silver Corp. ‡ * †	12,424,587
5,515,020	U.S. Gold Corp. * †	18,530,467
3,605,665	Vista Gold Corp. ‡ * †	11,069,392

		95,680,979

Total Common Stocks
(Cost: $2,542,352,613)		1,926,261,788

MONEY MARKET FUND: 5.6%
(Cost: $108,420,999)
108,420,999	Dreyfus Government Cash
	Management Fund	108,420,999

Total Investments Before Collateral for
Securities Loaned: 105.8%
(Cost: $2,650,773,612)		2,034,682,787

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 8.2%
(Cost: $157,012,260)
157,012,260	Bank of New York Overnight
	Government Fund	157,012,260

Total Investments: 114.0%
(Cost: $2,807,785,872)		2,191,695,047
Liabilities in excess of other assets: (14.0)%		(269,029,928)

NET ASSETS: 100.0%		$1,922,665,119

See Notes to Financial Statements

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $149,088,358.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $457,331,349 which represents 23.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Diversified Minerals	4.9%	$98,754,212
Gold Mining	69.9	1,422,936,840
Metal - Diversified	1.8	35,456,742
Precious Metals	8.0	163,285,072
Silver Mining	10.1	205,828,922
Money Market Fund	5.3	108,420,999

	100.0%	$2,034,682,787

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2011 is set forth below:

Affiliates	Value 12/31/10	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 12/31/11

Alamos Gold, Inc.	$78,359,970	$89,737,576	$(47,990,463)	$7,668,731	$592,688	$103,209,581
Avion Gold Corp.	—	53,018,269	(10,868,598)	(864,873)	—	35,456,742
Endeavour Mining Corp.	—	19,007,504	(4,827,929)	(25,151)	—	13,854,799
Endeavour Silver Corp.	16,827,126	38,844,279	(11,783,023)	7,383,191	—	42,490,814
Focus Minerals Ltd.	—	20,601,730	(3,739,783)	(485,239)	—	11,447,093
Fortuna Silver Mines, Inc.	—	45,150,116	(12,300,662)	174,027	—	34,359,041
Golden Star Resources Ltd.	42,125,060	31,467,789	(26,772,224)	(8,463,438)	—	21,385,762
Keegan Resources, Inc.	—	40,645,893	(7,146,537)	(3,033,970)	—	14,420,544
Lingbao Gold Co. Ltd. (Class H)	8,928,609	8,755,565	(4,446,754)	548,927	180,624	5,520,207
Minefinders Corp.	25,610,691	52,774,754	(26,907,139)	981,986	—	43,245,530
Nevsun Resources Ltd.	51,867,943	53,416,388	(27,531,655)	4,786,234	643,812	56,217,077
Orko Silver Corp.	—	24,496,965	(5,725,590)	(1,498,768)	—	10,334,956
Paramount Gold and Silver Corp.	—	23,279,422	(4,284,337)	(810,024)	—	12,424,587
Ramelius Resources Ltd.	—	28,097,824	(6,051,208)	(418,150)	—	16,392,292
Romarco Minerals, Inc.	39,701,481	40,875,658	(21,322,374)	(1,740,085)	—	31,347,157
Vista Gold Corp.	—	18,999,259	(3,694,962)	(661,138)	—	11,069,392

	$263,420,880	$589,168,991	$(225,393,238)	$3,542,260	$1,417,124	$463,175,574

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$54,953,047	$374,085,743	$—	$429,038,790
Canada	1,301,124,210	—	—	1,301,124,210
Cayman Islands	13,854,799	—	—	13,854,799
China / Hong Kong	—	32,483,222	—	32,483,222
South Africa	3,317,404	—	—	3,317,404
United Kingdom	—	50,762,384	—	50,762,384
United States	95,680,979	—	—	95,680,979
Money Market Funds	265,433,259	—	—	265,433,259

Total	$1,734,363,698	$457,331,349	$—	$2,191,695,047

See Notes to Financial Statements

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Bermuda: 6.5%
1,126,635	Nabors Industries Ltd. (USD) *	$19,535,851
1,212,451	Seadrill Ltd. (USD)	40,229,124

		59,764,975

Luxembourg: 3.8%
939,738	Tenaris S.A. (ADR)	34,939,459

Netherlands: 2.3%
186,359	Core Laboratories N.V. (USD)	21,235,608

Switzerland: 12.6%
1,020,006	Noble Corp. (USD) *	30,824,581
1,063,005	Transocean, Inc. (USD)	40,808,762
2,934,785	Weatherford International Ltd. (USD) *	42,965,252

		114,598,595

United Kingdom: 2.9%
564,543	ENSCO International Plc (ADR)	26,488,358

United States: 71.8%
1,257,314	Baker Hughes, Inc.	61,155,753
817,587	Cameron International Corp. *	40,217,105
284,842	Complete Production Services *	9,559,298
283,762	Diamond Offshore Drilling, Inc.	15,680,688
322,503	Dresser-Rand Group, Inc. *	16,096,125
836,493	FMC Technologies, Inc. *	43,690,029
2,650,813	Halliburton Co.	91,479,557
424,040	Helmerich & Payne, Inc.	24,746,974
948,584	McDermott International, Inc. *	10,918,202
1,221,064	National Oilwell Varco, Inc.	83,020,141
438,635	Oceaneering International, Inc.	20,234,233
207,462	Oil States International, Inc. *	15,843,873
622,679	Patterson-UTI Energy, Inc.	12,441,126
514,977	Rowan Cos., Inc. *	15,619,252
2,568,672	Schlumberger Ltd.	175,465,984
322,587	Superior Energy Services, Inc. *	9,174,374
209,689	Tidewater, Inc.	10,337,668

		655,680,382

Number of Shares		Value

	Total Common Stocks
	(Cost: $907,122,476)	$912,707,377

	MONEY MARKET FUND: 0.1%
	(Cost: $1,063,462)
1,063,462	Dreyfus Government Cash
	Management Fund	1,063,462

	Total Investments: 100.0%
	(Cost: $908,185,938)	913,770,839
	Liabilities in excess of other assets: (0.0)%	(118,177)

	NET ASSETS: 100.0%	$913,652,662

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Engineering / R&D Services	1.2%	$10,918,202
Oil - Field Services	47.9	437,554,634
Oil & Gas Drilling	24.8	226,374,716
Oil Field Machine & Equipment	21.1	192,582,698
Steel Pipe & Tube	3.8	34,939,459
Transport - Marine	1.1	10,337,668
Money Market Fund	0.1	1,063,462

	100.0%	$913,770,839

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$912,707,377	$—	$—	$912,707,377
Money Market Fund	1,063,462	—	—	1,063,462

Total	$913,770,839	$—	$—	$913,770,839

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 98.7%
Australia: 18.8%
2,791,808	Alkane Resources Ltd. * † #	$2,588,712
4,302,728	Arafura Resources Ltd. * † #	1,613,681
3,166,257	Galaxy Resources Ltd. * † #	2,288,350
1,074,743	Iluka Resources Ltd. #	17,062,842
12,759,507	Lynas Corp. Ltd. * † #	13,665,514

		37,219,099

Canada: 15.1%
1,458,329	Avalon Rare Metals, Inc. * †	3,451,582
5,559,069	Great Western Minerals Group Ltd. *	2,238,368
1,255,643	Neo Material Technologies, Inc. * †	9,038,903
821,042	Quest Rare Minerals Ltd. *	1,790,045
605,846	Rare Element Resources Ltd. (USD) * †	1,968,999
1,649,669	Thompson Creek Metals Co. Inc. *	11,535,127

		30,023,024

Chile: 4.4%
665,185	Molibdenos y Metales S.A.	8,792,940

China / Hong Kong: 13.1%
715,629	5N Plus, Inc. (CAD) * †	3,605,379
17,442,000	China Molybdenum Co. Ltd. (Class H) † #	7,426,096
15,642,000	China Rare Earth Holdings Ltd. * #	3,088,090
23,868,000	Hunan Non-Ferrous Metal Corp. Ltd. * † #	7,077,074
190,060,000	North Mining Shares Co. Ltd. * #	4,808,445

		26,005,084

France: 4.5%
73,102	Eramet S.A. #	8,930,089

Ireland: 9.1%
25,272,703	Kenmare Resources Plc (GBP) #	18,099,158

Japan: 8.7%
221,600	OSAKA Titanium Technologies Co. † #	9,789,778
434,900	Toho Titanium Co. Ltd. † #	7,446,949

		17,236,727

Number of Shares		Value

Mexico: 2.2%
3,946,950	Cia Minera Autlan S.A.B de C.V.	$4,440,384

South Africa: 4.7%
359,833	Assore Ltd.	9,359,741

United States: 18.1%
968,732	General Moly, Inc. * †	2,993,382
497,688	Molycorp, Inc. * †	11,934,558
381,810	RTI International Metals, Inc. *	8,861,810
803,563	Titanium Metals Corp.	12,037,374

		35,827,124

Total Common Stocks
(Cost: $283,728,053)		195,933,370

PREFERRED STOCK: 1.2%
Brazil: 1.2%
(Cost: $4,192,618)
550,700	Cia de Ferro Ligas da Bahia	2,423,936

Total Investments Before Collateral for
Securities Loaned: 99.9%
(Cost: $287,920,671)		198,357,306

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 25.5%
(Cost: $50,615,866)
50,615,866	Bank of New York Overnight
	Government Fund	50,615,866

Total Investments: 125.4%
(Cost: $338,536,537)		248,973,172
Liabilities in excess of other assets: (25.4)%		(50,437,798)

NET ASSETS: 100.0%		$198,535,374

CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $47,971,822.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $103,884,778 which represents 52.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Advanced Materials / Products	4.5%	$9,038,903
Diversified Minerals	26.1	51,810,484
Metal - Diversified	24.1	47,779,487
Metal - Iron	3.5	6,864,320
Metal Processors & Fabricator	4.5	8,861,810
Mining	4.5	8,930,089
Non - Ferrous Metals	32.8	65,072,213

	100.0%	$198,357,306

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$—	$37,219,099	$—	$37,219,099
Canada	30,023,024	—	—	30,023,024
Chile	8,792,940	—	—	8,792,940
China / Hong Kong	3,605,379	22,399,705	—	26,005,084
France	—	8,930,089	—	8,930,089
Ireland	—	18,099,158	—	18,099,158
Japan	—	17,236,727	—	17,236,727
Mexico	4,440,384	—	—	4,440,384
South Africa	9,359,741	—	—	9,359,741
United States	35,827,124	—	—	35,827,124
Preferred Stock
Brazil	2,423,936	—	—	2,423,936
Money Market Fund	50,615,866	—	—	50,615,866

Total	$145,088,394	$103,884,778	$—	$248,973,172

See Notes to Financial Statements

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.1%
Argentina: 0.0%
6,660	Cresud S.A.C.I.F. y S.A. (ADR)	$75,857

Australia: 4.0%
75,201	Alumina Ltd. #	86,297
13,006	Aquarius Platinum Ltd. #	31,210
97,481	BHP Billiton Ltd. #	3,449,023
51,680	Fortescue Metals Group Ltd. #	226,605
35,537	GrainCorp. Ltd. #	285,060
12,712	Iluka Resources Ltd. #	201,818
25,223	Newcrest Mining Ltd. #	770,478
25,695	Origin Energy Ltd. #	351,215
9,837	OZ Minerals Ltd. #	100,861
14,269	PanAust Ltd. * #	46,941
21,971	Santos Ltd. #	275,603
14,449	Woodside Petroleum Ltd. #	453,360
4,886	WorleyParsons Ltd. #	128,246

		6,406,717

Austria: 0.3%
624	Mayr-Melnhof Karton A.G. #	53,032
3,759	OMV A.G. #	114,211
8,488	Verbund - Oesterreichische
	Elektrizis A.G. #	228,294
3,440	Voestalpine A.G. #	96,672

		492,209

Bermuda: 0.1%
6,810	Nabors Industries Ltd. (USD) *	118,085

Brazil: 1.8%
7,325	Cia de Saneamento Basico do Estado
	de Sao Paulo (ADR) *	407,636
7,000	Cia de Saneamento de Minas
	Gerais-COPA S.A.	125,345
23,472	Cia Siderurgica Nacional S.A. (ADR)	192,001
14,350	Fibria Celulose S.A.	106,707
27,501	Gerdau S.A. (ADR)	214,783
37,895	Petroleo Brasileiro S.A. (ADR)	941,691
8,700	SLC Agricola S.A.	72,296
40,559	Vale S.A. (ADR)	869,991

		2,930,450

Canada: 12.1%
5,640	Agnico-Eagle Mines Ltd. (USD)	204,845
6,813	ARC Resources Ltd.	167,941
9,303	AuRico Gold, Inc. (USD) *	74,517
33,037	Barrick Gold Corp. (USD)	1,494,924
11,990	Cameco Corp. (USD) †	216,419
25,928	Canadian Natural Resources Ltd. (USD)	968,929
5,860	Canfor Corp. *	61,290
5,232	Centerra Gold, Inc.	92,488
3,272	Detour Gold Corp. *	80,816
2,772	Domtar Corp. (USD)	221,649
18,224	Eldorado Gold Corp. (USD)	249,851
18,453	Enbridge, Inc. (USD)	690,327
17,437	EnCana Corp. (USD) †	323,108
4,498	European Goldfields Ltd. *	52,479
3,467	First Majestic Silver Corp. *	58,496
14,468	First Quantum Minerals Ltd.	284,884
8,905	Gabriel Resources Ltd. *	54,921
26,756	Goldcorp, Inc. (USD)	1,183,953
7,030	Husky Energy, Inc. †	169,493

Number of Shares		Value

Canada: (continued)
12,419	IAMGOLD Corp.	$197,338
6,022	Imperial Oil Ltd. (USD)	267,859
1,672	Inmet Mining Corp.	107,553
9,522	Ivanhoe Mines Ltd. *	169,166
37,584	Kinross Gold Corp. (USD)	428,458
15,570	Lundin Mining Corp. *	59,176
13,684	New Gold, Inc. *	138,150
12,490	Nexen, Inc. (USD)	198,716
12,736	Osisko Mining Corp. *	123,076
6,433	Pacific Rubiales Energy Corp.	118,331
3,496	Pan American Silver Corp. (USD)	76,248
153,457	Potash Corp. of Saskatchewan,
	Inc. (USD)	6,334,705
9,016	Semafo, Inc.	58,439
11,681	Silver Wheaton Corp. (USD)	338,282
37,283	Suncor Energy, Inc. (USD)	1,074,869
24,422	Talisman Energy, Inc. (USD)	311,380
14,717	Teck Cominco Ltd. (USD)	517,891
5,295	TransAlta Corp. †	109,306
16,652	TransCanada Corp. (USD) †	727,193
14,247	Uranium One, Inc. *	30,222
66,602	Viterra, Inc.	702,485
2,249	West Fraser Timber Co. Ltd.	91,440
24,639	Yamana Gold, Inc. (USD)	361,947

		19,193,560

Chile: 0.3%
117,399	Aguas Andinas S.A.	67,350
2,243	Cap S.A.	81,978
90,393	Empresas CMPC S.A.	331,850
55,809	Inversiones Aguas Metropolitanas S.A.	85,736

		566,914

China/Hong Kong: 2.1%
4,792	Aluminum Corp of China Ltd. (ADR) †	51,754
32,800	Angang New Steel Co. Ltd. #	23,476
510,868	Chaoda Modern Agriculture
	Holdings Ltd. † #	14,818
305,242	China Agri-Industries Holdings Ltd. #	231,561
96,852	China Coal Energy Co. Ltd. #	103,967
39,900	China Molybdenum Co. Ltd. (Class H) #	16,988
36,400	China Oilfield Services Ltd. (Class H) #	57,241
397,383	China Petroleum & Chemical Corp. #	417,158
80,291	China Shenhua Energy Co. Ltd. #	347,200
376,579	CNOOC Ltd. #	656,658
43,700	Dongfang Electric Corp. Machinery Co.
	Ltd. #	129,105
41,600	Fosun International Ltd. #	21,711
84,200	Huaneng Power International, Inc. #	44,607
13,800	Inner Mongolia Yitai Coal Co. (USD) #	68,476
42,400	Jiangxi Copper Co. Ltd. (Class H) #	90,974
50,800	Kunlun Energy Co. Ltd. #	72,038
124,900	Lee & Man Paper Manufacturing Ltd. #	40,227
52,000	Maanshan Iron and Steel Co. Ltd.
	(Class H) † #	16,589
127,057	Nine Dragons Paper Holdings Ltd. #	79,614
500,640	PetroChina Co. Ltd. (Class H) #	621,712
19,074	Sino-Forest Corp. (CAD) *	—
10,103	Trina Solar Ltd. (ADR) * †	67,488
48,000	Yanzhou Coal Mining Co. Ltd. #	101,918

See Notes to Financial Statements

Number of Shares		Value

China/Hong Kong: (continued)
29,000	Zhaojin Mining Industry Co. Ltd. #	$45,998
198,361	Zijin Mining Group Ltd. † #	74,191

		3,395,469

Denmark: 0.2%
26,195	Vestas Wind Systems A/S * † #	282,613

Finland: 0.2%
46,570	Stora Enso Oyj (R Shares) #	278,202

France: 2.7%
300	Eramet S.A. #	36,648
37,575	Suez Environnement Co. #	432,997
2,589	Technip S.A. #	243,450
55,616	Total S.A. #	2,846,518
66,815	Veolia Environnement S.A. #	734,251

		4,293,864

Germany: 0.3%
2,292	BayWa A.G. #	81,046
383	KWS Saat AG #	76,560
1,160	Salzgitter A.G. #	58,032
10,153	ThyssenKrupp A.G. #	233,640

		449,278

Hungary: 0.0%
1,247	MOL Hungarian Oil & Gas NyRt * #	89,023

India: 0.3%
18,998	Reliance Industries Ltd. (GDR) * #	504,567
2,808	Sterlite Industries India Ltd. (ADR)	19,459

		524,026

Indonesia: 0.3%
425,000	Adaro Energy Tbk PT #	82,708
57,244	Astra Agro Lestari Tbk PT #	136,804
1,942,000	Bakrie Sumatera Plantations Tbk PT #	60,859
382,500	Bumi Resources Tbk PT #	91,390
63,954	International Nickel Indonesia Tbk PT #	22,523
495,000	Perusahaan Perkebunan London
	Sumatra Indonesia Tbk PT #	122,664

		516,948

Ireland: 0.0%
11,124	Smurfit Kappa Group Plc * #	67,409

Italy: 1.1%
69,842	ENI S.p.A. #	1,444,316
5,964	Saipem S.p.A. #	253,060

		1,697,376

Japan: 2.6%
5,500	Calbee, Inc. #	268,492
9,000	Daido Steel Co. #	56,208
4,717	Hitachi Metals Ltd. #	51,209
10,000	Hokuetsu Kishu Paper Co. Ltd. #	67,180
53	Inpex Holdings, Inc. #	333,830
14,264	JFE Holdings, Inc. #	257,993
53,100	JX Holdings, Inc. #	320,562
75,735	Kobe Steel Ltd. #	117,096
13,165	Kurita Water Industries Ltd. #	341,868
35,629	Mitsubishi Materials Corp. #	96,365
7,700	Nippon Paper Group, Inc. #	168,199
162,373	Nippon Steel Corp. #	404,073
43,014	Nippon Suisan Kaisha Ltd. #	147,344
33,200	Nisshin Seifun Group, Inc. #	402,073
68,676	OJI Paper Co. Ltd. #	352,727
16,570	Rengo Co. Ltd. #	115,592

Number of Shares		Value

Japan: (continued)
10,983	Sumitomo Forestry Co. Ltd. #	$97,362
107,201	Sumitomo Metal Industries Ltd. #	194,492
16,123	Sumitomo Metal Mining Ltd. #	206,490
6,500	TonenGeneral Sekiyu K.K. #	70,902

		4,070,057

Luxembourg: 0.5%
28,055	ArcelorMittal #	511,308
5,592	Tenaris S.A. (ADR)	207,911
1,522	Ternium S.A. (ADR)	27,990

		747,209

Malaysia: 1.1%
42,551	Genting Plantation Bhd #	115,436
531,194	IOI Corp. Bhd #	900,602
78,878	Kuala Lumpur Kepong Bhd #	564,518
82,600	Kulim Malaysia Bhd #	109,912
38,400	Kulim Malaysia Bhd Warrants
	(MYR 3.85, expiring 02/27/16) *	13,083

		1,703,551

Mexico: 0.3%
27,000	Gruma, S.A. de C.V. (Class B) *	50,710
115,564	Grupo Mexico, S.A.B. de C.V.	302,007
4,097	Industrias Penoles, S.A. de C.V.	180,548

		533,265

Netherlands: 1.9%
4,700	CNH Global N.V. (USD) *	169,153
6,293	Nutreco Holding N.V. #	414,510
63,048	Royal Dutch Shell Plc (GBP) #	2,399,912

		2,983,575

Norway: 1.7%
9,358	Cermaq ASA * #	109,819
491,267	Marine Harvest ASA #	212,322
27,716	Norsk Hydro ASA #	128,218
65,819	Renewable Energy Corp. A.S. * † #	36,372
7,927	SeaDrill Ltd. #	264,929
24,920	Statoil ASA #	639,588
32,886	Yara International ASA #	1,315,635

		2,706,883

Papua N.Guinea: 0.1%
25,542	Oil Search Ltd. (AUD) #	163,638

Peru: 0.2%
7,195	Cia de Minas Buenaventura S.A. (ADR) *	275,856
31,511	Volcan Cia Minera S.A.A.	34,941

		310,797

Poland: 0.2%
4,144	KGHM Polska Miedz S.A. #	132,835
7,342	Polski Koncern Naftowy Orlen S.A. * #	72,247
38,522	Polskie Gornictwo Naftowe I
	Gazownictwo S.A. #	45,684

		250,766

Portugal: 0.1%
6,544	Galp Energia, SGPS, S.A. #	96,438
14,323	Portucel-Empresa Productora de
	Pasta e Papel S.A. * #	34,109

		130,547

See Notes to Financial Statements

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Russia: 2.4%
23,741	JSC MMC Norilsk Nickel (ADR) #	$362,782
14,130	Lukoil (ADR) #	747,889
3,499	Magnitogorsk Iron & Steel Works
	(GDR) #	16,987
2,276	Mechel OAO (ADR)	19,346
2,223	Novatek OAO (GDR) # Reg S	278,087
2,632	Novolipetsk Steel (GDR) #	51,520
140,160	OAO Gazprom (ADR) #	1,493,256
6,581	Polymetal International (GBP) * †	111,889
38,426	Rosneft Oil Co. (GDR) * #	252,884
5,396	Severstal (GDR) # Reg S	61,352
23,182	Surgutneftegaz (ADR) #	181,070
5,805	Tatneft (ADR) # Reg S	171,580

		3,748,642

Singapore: 1.9%
1,119,419	Golden Agri-Resources Ltd. #	616,983
76,250	Hyflux Ltd. † #	70,835
355,081	Olam International Ltd. #	582,218
439,264	Wilmar International Ltd. #	1,693,883

		2,963,919

South Africa: 1.6%
2,771	African Rainbow Minerals Ltd. #	58,563
1,678	Anglo Platinum Ltd. #	110,380
12,589	AngloGold Ashanti Ltd. (ADR)	534,403
3,436	ArcelorMittal South Africa Ltd. #	29,106
982	Assore Ltd.	25,543
7,382	Astral Foods Ltd. #	115,018
4,035	Exxaro Resources Ltd. † #	83,824
23,818	Gold Fields Ltd. (ADR)	363,224
12,043	Harmony Gold Mining Co. Ltd. (ADR)	140,181
14,694	Impala Platinum Holdings Ltd. #	304,191
2,269	Kumba Iron Ore Ltd. † #	140,223
7,884	Northern Platinum Ltd. #	29,310
35,985	Sappi Ltd. * † #	105,986
11,862	Sasol Ltd. #	564,607

		2,604,559

South Korea: 1.0%
900	Hyundai Hysco * #	27,510
1,715	Hyundai Steel Co. * #	142,689
419	Korea Zinc Co. Ltd. * #	110,646
2,138	POSCO	705,243
1,458	SK Energy Co. Ltd. * #	180,018
758	SK Holdings Co. Ltd. * #	79,672
976	S-Oil Corp. #	84,801
7,102	Woongjin Coway Co. Ltd. * #	226,152

		1,556,731

Spain: 0.5%
3,303	Acerinox S.A. † #	42,348
25,562	Gamesa Corp. Tecnologica S.A. #	105,896
1,633	Pescanova S.A. #	54,679
19,375	Repsol YPF S.A. † #	594,570

		797,493

Number of Shares		Value

Sweden: 0.7%
8,308	Boliden AB #	$120,999
4,003	Holmen AB (B Shares) #	115,086
5,180	Lundin Petroleum AB * #	127,367
2,526	SSAB AB (B Shares) #	19,346
45,852	Svenska Cellulosa AB (B Shares) #	679,518

		1,062,316

Switzerland: 3.6%
5,970	Ferrexpo Plc (GBP) #	24,938
5,978	Noble Corp. (USD) *	180,655
16,951	Syngenta A.G. * #	5,003,433
7,576	Transocean, Inc. (USD)	290,843
17,962	Weatherford International Ltd. (USD) *	262,964

		5,762,833

Taiwan: 0.3%
352,789	China Steel Corp. #	335,333
38,420	Formosa Petrochemical Corp. #	118,890

		454,223

Turkey: 0.1%
33,119	Eregli Demir ve Celik Fabrikalari T.A.S. #	57,357
2,906	Tupras-Turkiye Petrol Rafinerileri A.S. #	61,374

		118,731

United Kingdom: 9.1%
6,682	Acergy S.A. (NOK) * #	123,617
7,704	African Minerals Ltd. * #	52,684
40,199	Anglo American Plc #	1,486,011
11,784	Antofagasta Plc #	223,023
80,372	BG Group Plc #	1,718,255
449,094	BP Plc #	3,201,294
33,304	Cairn Energy Plc * #	137,020
122,507	Centrica Plc #	550,630
33,173	DS Smith Plc #	102,009
5,459	ENSCO International Plc (ADR)	256,136
9,524	Evraz Plc *	55,460
5,143	Hochschild Mining Plc #	30,866
6,387	Kazakhmys Plc #	92,286
5,046	Lonmin Plc #	76,937
27,927	Mondi Plc #	197,406
46,365	Pennon Group Plc #	513,810
5,984	Petrofac Ltd. #	133,929
5,428	Petropavlovsk Plc #	51,981
3,031	Randgold Resources Ltd. (ADR)	309,465
43,847	Rio Tinto Plc #	2,143,293
30,552	Severn Trent Plc #	709,484
21,423	Tullow Oil Plc #	465,813
87,675	United Utilities Group Plc #	825,000
3,034	Vedanta Resources Plc #	47,902
59,094	Xstrata Plc #	900,353

		14,404,664

United States: 44.4%
7,383	AbitibiBowater, Inc. *	107,423
17,415	AGCO Corp. *	748,323
28,279	Agrium, Inc. †	1,897,804
7,025	Alacer Gold Corp. (CAD) *	72,371
32,329	Alcoa, Inc.	279,646
3,231	Allegheny Technologies, Inc.	154,442
2,952	Allied Nevada Gold Corp. *	89,387
5,205	Alpha Natural Resources, Inc. *	106,338
11,793	Anadarko Petroleum Corp.	900,160

See Notes to Financial Statements

Number of Shares		Value

United States: (continued)
3,315	Andersons, Inc.	$144,733
9,095	Apache Corp.	823,825
17,819	Aqua America, Inc.	392,909
119,696	Archer-Daniels-Midland Co.	3,423,306
10,336	Baker Hughes, Inc.	502,743
2,992	Buckeye Technologies, Inc.	100,052
26,080	Bunge Ltd.	1,491,776
2,475	Cabot Oil & Gas Corp.	187,853
5,807	Cameron International Corp. *	285,646
11,717	CF Industries Holdings, Inc.	1,698,731
15,613	Chesapeake Energy Corp.	348,014
47,163	Chevron Corp.	5,018,143
2,031	Cimarex Energy Co.	125,719
4,344	Cliffs Natural Resources, Inc.	270,848
2,962	Coeur d’Alene Mines Corp. *	71,503
2,455	Concho Resources, Inc. *	230,156
31,444	ConocoPhillips	2,291,324
5,372	Consol Energy, Inc.	197,152
1,325	Continental Resources, Inc. * †	88,391
13,581	Corn Products International, Inc.	714,225
20,976	Darling International, Inc. *	278,771
74,171	Deere & Co.	5,737,127
9,408	Denbury Resources, Inc. *	142,061
9,565	Devon Energy Corp.	593,030
1,646	Diamond Offshore Drilling, Inc.	90,958
18,264	El Paso Corp.	485,274
6,367	EOG Resources, Inc.	627,213
3,539	EQT Corp.	193,902
113,514	Exxon Mobil Corp.	9,621,447
7,557	First Solar, Inc. * †	255,124
5,643	FMC Technologies, Inc. *	294,734
28,793	Freeport-McMoRan Copper & Gold, Inc.	1,059,294
9,178	Graphic Packaging Holding Co. *	39,098
21,792	Halliburton Co.	752,042
9,240	Hecla Mining Co.	48,325
2,537	Helmerich & Payne, Inc.	148,059
7,058	Hess Corp.	400,894
4,927	HollyFrontier Corp.	115,292
33,237	International Paper Co.	983,815
5,238	Itron, Inc. *	187,363
2,489	Joy Global, Inc.	186,600
2,344	Kinder Morgan, Inc. †	75,406
2,271	Lindsay Corp.	124,655
16,666	Marathon Oil Corp.	487,814
12,984	MeadWestvaco Corp.	388,871
1,682	Molycorp, Inc. * †	40,334
95,940	Monsanto Co.	6,722,516
53,353	Mosaic Co.	2,690,592
4,583	Murphy Oil Corp.	255,456
10,038	National Oilwell Varco, Inc.	682,484
3,138	Newfield Exploration Co. *	118,397
16,350	Newmont Mining Corp.	981,163
4,158	Noble Energy, Inc.	392,474
9,620	Nucor Corp.	380,663
19,225	Occidental Petroleum Corp.	1,801,382
2,439	Oneok, Inc.	211,437
2,337	Ormat Technologies, Inc. †	42,136
7,434	Packaging Corp. of America	187,634
6,415	Peabody Energy Corp.	212,401

Number of Shares		Value

United States: (continued)
12,683	Pilgrim’s Pride Corp. *	$73,054
2,898	Pioneer Natural Resources Co.	259,313
3,339	Plains Exploration & Production Co. *	122,608
4,191	QEP Resources, Inc.	122,796
3,705	Range Resources Corp.	229,488
2,277	Reliance Steel & Aluminum Co.	110,867
3,490	Robbins & Myers, Inc.	169,440
5,362	Rock-Tenn Co. (Class A)	309,387
1,664	Royal Gold, Inc.	112,204
31,785	Schlumberger Ltd.	2,171,233
59	Seaboard Corp. *	120,124
29,268	Smithfield Foods, Inc. *	710,627
5,109	Southern Copper Corp.	154,190
8,227	Southwestern Energy Co. *	262,770
15,402	Spectra Energy Corp.	473,611
6,643	Steel Dynamics, Inc.	87,355
5,036	Sunpower Corp. * †	31,374
8,338	Temple-Inland, Inc.	264,398
12,727	Tractor Supply Co.	892,799
52,348	Tyson Foods, Inc.	1,080,463
3,617	Ultra Petroleum Corp. *	107,172
4,374	United States Steel Corp. †	115,736
13,256	Valero Energy Corp.	279,039
40,792	Weyerhaeuser Co.	761,587
2,780	Whiting Petroleum Corp. *	129,798
13,959	Williams Companies, Inc.	460,926

		70,411,540

Total Common Stocks
(Cost: $167,293,455)		158,863,939

MONEY MARKET FUND: 1.6%
(Cost: $2,478,061)
2,478,061	Dreyfus Government Cash
	Management Fund	2,478,061

Total Investments Before Collateral for
Securities Loaned: 101.7%
(Cost: $169,771,516)		161,342,000

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 3.3%
(Cost: $5,212,317)
5,212,317	Bank of New York Overnight
	Government Fund	5,212,317

Total Investments: 105.0%
(Cost: $174,983,833)		166,554,317
Liabilities in excess of other assets: (5.0)%		(7,867,257)

NET ASSETS: 100.0%		$158,687,060

See Notes to Financial Statements

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
MYR	Malaysian Ringgit
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,033,811.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $60,911,281 which represents 38.4% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Agriculture	27.7%	$44,684,048
Alternative Energy Sources	1.1	1,711,706
Base/Industrial Metals	12.1	19,517,200
Basic Materials	3.3	5,341,381
Consumer, Non-cyclical	0.6	997,095
Energy	40.8	65,915,979
Forest Products	4.3	6,878,758
Industrial	0.1	236,048
Precious Metals	5.6	8,990,219
Utilities	0.4	625,692
Water	2.5	3,965,813
Money Market Fund	1.5	2,478,061

	100.0%	$161,342,000

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Argentina	$75,857	$—	$—	$75,857
Australia	—	6,406,717	—	6,406,717
Austria	—	492,209	—	492,209
Bermuda	118,085	—	—	118,085
Brazil	2,930,450	—	—	2,930,450
Canada	19,193,560	—	—	19,193,560
Chile	566,914	—	—	566,914
China / Hong Kong	119,242	3,276,227	—	3,395,469
Denmark	—	282,613	—	282,613
Finland	—	278,202	—	278,202
France	—	4,293,864	—	4,293,864
Germany	—	449,278	—	449,278
Hungary	—	89,023	—	89,023
India	19,459	504,567	—	524,026
Indonesia	—	516,948	—	516,948
Ireland	—	67,409	—	67,409
Italy	—	1,697,376	—	1,697,376
Japan	—	4,070,057	—	4,070,057
Luxembourg	235,901	511,308	—	747,209
Malaysia	13,083	1,690,468	—	1,703,551
Mexico	533,265	—	—	533,265
Netherlands	169,153	2,814,422	—	2,983,575
Norway	—	2,706,883	—	2,706,883
Papua N.Guinea	—	163,638	—	163,638
Peru	310,797	—	—	310,797
Poland	—	250,766	—	250,766
Portugal	—	130,547	—	130,547
Russia	131,235	3,617,407	—	3,748,642
Singapore	—	2,963,919	—	2,963,919
South Africa	1,063,351	1,541,208	—	2,604,559
South Korea	705,243	851,488	—	1,556,731
Spain	—	797,493	—	797,493
Sweden	—	1,062,316	—	1,062,316
Switzerland	734,462	5,028,371	—	5,762,833
Taiwan	—	454,223	—	454,223
Turkey	—	118,731	—	118,731
United Kingdom	621,061	13,783,603	—	14,404,664
United States	70,411,540	—	—	70,411,540
Money Market Funds	7,690,378	—	—	7,690,378

Total	$105,643,036	$60,911,281	$—	$166,554,317

See Notes to Financial Statements

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.8%
Canada: 1.1%
41,329	Canadian Solar, Inc. (USD) * †	$109,935

China / Hong Kong: 25.0%
8,384	China Sunergy Co. Ltd. (ADR) *	9,055
18,815	Daqo New Energy Corp. (ADR) *	31,421
59,144	Hanwha SolarOne Co. Ltd. (ADR) *	58,121
186,263	JA Solar Holdings Co. Ltd. (ADR) *	249,593
17,722	JinkoSolar Holding Co. Ltd. (ADR) * †	88,610
103,532	LDK Solar Co. Ltd. (ADR) * †	433,799
89,789	Renesola Ltd. (ADR) * †	137,377
176,354	Suntech Power Holdings Co. Ltd.
	(ADR) * †	389,742
102,756	Trina Solar Ltd. (ADR) * †	686,410
106,299	Yingli Green Energy Holding Co.
	Ltd. (ADR) * †	403,936

		2,488,064

Germany: 13.3%
14,908	Centrotherm Photovoltaics A.G. † #	191,234
170,882	Q-Cells A.G. * † #	114,627
9,399	SMA Solar Technology A.G. † #	525,473
118,056	Solarworld A.G. † #	498,521

		1,329,855

Norway: 3.8%
689,823	Renewable Energy Corp. A.S. * † #	381,201

Spain: 0.7%
54,043	Solaria Energia y Medio Ambiente S.A. #	67,306

Taiwan: 14.9%
477,688	Gintech Energy Corp. #	514,180
264,207	Green Energy Technology, Inc. #	297,060
604,395	Neo Solar Power Corp. #	379,692
297,646	Solartech Energy Corp. #	289,329

		1,480,261

Number of Shares		Value

United States: 41.0%
13,497	Amtech Systems, Inc. *	$114,860
23,486	First Solar, Inc. * †	792,887
132,248	GT Advanced Technologies, Inc. *	957,476
252,530	MEMC Electronic Materials, Inc. *	994,968
77,385	Power-One, Inc. *	302,575
129,694	Satcon Technology Corp. *	77,829
53,567	STR Holdings, Inc. *	440,856
63,408	Sunpower Corp. *	395,032

		4,076,483

Total Common Stocks
(Cost: $27,250,392)		9,933,105

MONEY MARKET FUND: 6.4%
(Cost: $636,094)
636,094	Dreyfus Government Cash
	Management Fund	636,094

Total Investments Before Collateral for
Securities Loaned: 106.2%
(Cost: $27,886,486)		10,569,199

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 24.1%
(Cost: $2,395,526)
2,395,526	Bank of New York Overnight
	Government Fund	2,395,526

Total Investments: 130.3%
(Cost: $30,282,012)		12,964,725
Liabilities in excess of other assets: (30.3)%		(3,014,360)

NET ASSETS: 100.0%		$9,950,365

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,262,357.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,258,623 which represents 32.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Advanced Materials / Products	4.2%	$440,856
Chemicals - Specialty	0.3	31,421
Electronic Component - Semiconductors	31.2	3,301,974
Energy - Alternate Sources	33.9	3,580,932
Power Conversion / Supply Equipment	21.5	2,271,828
Semiconductor Equipment	2.9	306,094
Money Market Fund	6.0	636,094

	100.0%	$10,569,199

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Canada	$109,935	$—	$—	$109,935
China / Hong Kong	2,488,064	—	—	2,488,064
Germany	—	1,329,855	—	1,329,855
Norway	—	381,201	—	381,201
Spain	—	67,306	—	67,306
Taiwan	—	1,480,261	—	1,480,261
United States	4,076,483	—	—	4,076,483
Money Market Funds	3,031,620	—	—	3,031,620

Total	$9,706,102	$3,258,623	$—	$12,964,725

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$42,354
Realized gain (loss)	(20,079)
Change in unrealized appreciation (depreciation)	58,043
Purchases	—
Sales	(80,318)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

STEEL ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Brazil: 20.7%
1,121,104	Cia Siderurgica Nacional S.A. (ADR)	$9,170,631
1,150,793	Gerdau S.A. (ADR)	8,987,693
899,774	Vale S.A. (ADR)	19,300,152

		37,458,476

Luxembourg: 11.2%
654,431	ArcelorMittal (USD) †	11,904,100
459,609	Ternium S.A. (ADR)	8,452,210

		20,356,310

Mexico: 1.7%
429,888	Grupo Simec, S.A.B. de C.V. (ADR) * †	3,052,205

Russia: 4.7%
1,002,834	Mechel OAO (ADR) †	8,524,089

South Korea: 6.6%
146,216	POSCO (ADR) †	12,004,334

United Kingdom: 10.9%
402,276	Rio Tinto Plc (ADR)	19,679,342

United States: 44.1%
59,719	A.M. Castle & Co. *	564,942
285,771	AK Steel Holding Corp. †	2,360,469
168,788	Allegheny Technologies, Inc.	8,068,066
114,498	Carpenter Technology Corp.	5,894,357
126,454	Cliffs Natural Resources, Inc.	7,884,407
299,402	Commercial Metals Co.	4,140,730
78,830	Gibraltar Industries, Inc. *	1,100,467
26,066	LB Foster Co.	737,407
225,328	Nucor Corp.	8,916,229
28,260	Olympic Steel, Inc.	659,023

Number of Shares		Value

United States: (continued)
167,173	Reliance Steel & Aluminum Co.	$8,139,653
72,948	Schnitzer Steel Industries, Inc.	3,084,241
614,301	Steel Dynamics, Inc.	8,078,058
211,844	Timken Co.	8,200,481
313,481	United States Steel Corp. †	8,294,707
17,708	Universal Stainless & Alloy, Inc. *	661,571
182,948	Worthington Industries, Inc.	2,996,688

		79,781,496

Total Common Stocks
(Cost: $276,139,521)		180,856,252

MONEY MARKET FUND: 2.5%
(Cost: $4,626,060)
4,626,060	Dreyfus Government Cash
	Management Fund	4,626,060

Total Investments Before Collateral for
Securities Loaned: 102.4%
(Cost: $280,765,581)		185,482,312

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 10.2%
(Cost: $18,397,799)
18,397,799	Bank of New York Overnight
	Government Fund	18,397,799

Total Investments: 112.6%
(Cost: $299,163,380)		203,880,111
Liabilities in excess of other assets: (12.6)%		(22,843,144)

NET ASSETS: 100.0%		$181,036,967

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $17,972,978.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Building & Construction	0.6%	$1,100,467
Diversified Minerals	10.4	19,300,152
Metal - Diversified	10.6	19,679,342
Metal - Iron	4.2	7,884,407
Metal Processors & Fabricator	8.7	16,075,306
Metal Products - Distribution	0.7	1,223,965
Steel - Producers	57.6	106,862,976
Steel - Specialty	4.7	8,729,637
Money Market Fund	2.5	4,626,060

	100.0%	$185,482,312

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$180,856,252	$—	$—	$180,856,252
Money Market Funds	23,023,859	—	—	23,023,859

Total	$203,880,111	$—	$—	$203,880,111

* See Schedule of Investments for security type and geographic sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$250,852
Realized gain (loss)	(118,925)
Change in unrealized appreciation (depreciation)	343,772
Purchases	—
Sales	(475,699)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 95.1%
Australia: 8.2%
2,913,343	Energy Resources of Australia Ltd. * † #	$3,655,679
2,475,907	Paladin Energy Ltd. * #	3,489,958

		7,145,637

Canada: 15.9%
259,864	Cameco Corp. (USD) †	4,690,545
2,992,798	Denison Mines Corp. * †	3,732,731
2,431,931	Uex Corp. *	1,576,307
1,768,478	Uranium One, Inc. * †	3,751,449

		13,751,032

France: 15.0%
226,706	Areva S.A. * †	5,618,156
301,707	Electricite de France S.A. #	7,342,925

		12,961,081

Japan: 21.3%
1,484,814	IHI Corp. #	3,601,285
168,074	JGC Corp. #	4,036,808
1,070,505	Kajima Corp. #	3,286,663
1,528,906	Mitsubishi Heavy Industries Ltd. #	6,496,109
98,400	Toshiba Plant Systems & Services
	Corp. #	995,422

		18,416,287

South Africa: 0.5%
2,848,777	First Uranium Corp. (CAD) *	461,624

United States: 34.2%
119,942	Central Vermont Public Service Corp.	4,209,964
144,264	Constellation Energy Group, Inc.	5,722,953
1,064,530	EnergySolutions, Inc. *	3,289,398
163,101	Exelon Corp.	7,073,690
901,250	Uranium Energy Corp. * †	2,757,825
1,120,086	Uranium Resources Inc. * †	813,182
219,363	US Ecology, Inc.	4,119,637
1,460,921	USEC, Inc. *	1,665,450

		29,652,099

Total Common Stocks
(Cost: $111,454,826)		82,387,760

Number of Shares		Value

CLOSED-END FUND: 4.7%
(Cost: $5,176,819)
744,300	Uranium Participation Corp. (CAD)*	$4,107,995

MONEY MARKET FUND: 17.2%
(Cost: $14,922,579)
14,922,579	Dreyfus Government Cash
	Management Fund	14,922,579

Total Investments Before Collateral for
Securities Loaned: 117.0%
(Cost: $131,554,224)		101,418,334

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 15.0%
(Cost: $12,953,217)
12,953,217	Bank of New York Overnight
	Government Fund	12,953,217

Total Investments: 132.0%
(Cost: $144,507,441)		114,371,551
Liabilities in excess of other assets: (32.0)%		(27,703,909)

NET ASSETS: 100.0%		$86,667,642

CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $12,153,913.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $32,904,849 which represents 38.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Building & Construction	3.2%	$3,286,663
Electric - Integrated	24.0	24,349,532
Energy - Alternate Sources	5.5	5,618,156
Engineering / R&D Services	5.0	5,032,230
Hazardous Waste Disposal	7.3	7,409,035
Machinery - General Industry	10.0	10,097,394
Metal - Diversified	0.4	461,624
Non - Ferrous Metals	25.8	26,133,126
Closed-End Fund	4.1	4,107,995
Money Market Fund	14.7	14,922,579

	100.0%	$101,418,334

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$—	$7,145,637	$—	$7,145,637
Canada	13,751,032	—	—	13,751,032
France	5,618,156	7,342,925	—	12,961,081
Japan	—	18,416,287	—	18,416,287
South Africa	461,624	—	—	461,624
United States	29,652,099	—	—	29,652,099
Closed-End Fund	4,107,995	—	—	4,107,995
Money Market Funds	27,875,796	—	—	27,875,796

Total	$81,466,702	$32,904,849	$—	$114,371,551

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$108,946
Realized gain (loss)	(51,649)
Change in unrealized appreciation (depreciation)	149,301
Purchases	—
Sales	(206,598)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$5,562,975,517	$319,354,547	$60,132,761	$8,698,405,790
Affiliated issuers (3)	—	—	—	101,872,502
Short term investment held as collateral for securities loaned (4)	324,964,049	19,123,455	14,654,732	260,903,828
Cash denominated in foreign currency (5)	83,625	532	121,952	—
Receivables:
Investment securities sold	34,850,485	208,802	—	224,747,898
Shares sold	1,505	—	—	81,757,909
Due from Adviser	—	—	—	—
Dividends	6,856,327	58,639	82,408	3,582,362
Prepaid expenses	77,641	9,799	2,293	115,989

Total assets	5,929,809,149	338,755,774	74,994,146	9,371,386,278

Liabilities:
Payables:
Investment securities purchased	5,811	2,357	—	81,760,591
Collateral for securities loaned	324,964,049	19,123,455	14,654,732	260,903,828
Shares redeemed	34,905,683	—	—	224,749,811
Due to Adviser	2,394,681	145,108	7,388	3,939,377
Due to custodian	35,999,810	4,785,254	1,535,847	26,212,290
Deferred Trustee fees	108,789	18,132	11,998	306,963
Accrued expenses	616,998	261,250	140,084	974,300

Total liabilities	398,995,821	24,335,556	16,350,049	598,847,160

NET ASSETS	$5,530,813,328	$314,420,218	$58,644,097	$8,772,539,118

Shares outstanding	117,150,000	9,700,000	5,350,000	170,352,500

Net asset value, redemption and offering price per share	$47.21	$32.41	$10.96	$51.50

Net assets consist of:
Aggregate paid in capital	$6,506,760,316	$684,620,971	$366,927,473	$10,715,101,243
Net unrealized appreciation (depreciation)	(419,266,485)	(161,689,029)	(63,798,776)	(1,309,589,182)
Undistributed (accumulated) net investment income (loss)	(311,571)	(498,755)	(20,039)	4,797,389
Accumulated net realized gain (loss)	(556,368,932)	(208,012,969)	(244,464,561)	(637,770,332)

	$5,530,813,328	$314,420,218	$58,644,097	$8,772,539,118

(1) Value of securities on loan	$315,051,486	$16,537,745	$14,058,881	$251,879,212

(2) Cost of Investments – Unaffiliated issuers	$5,982,329,282	$481,043,250	$123,926,006	$9,981,173,871

(3) Cost of Investments – Affiliated issuers	$—	$—	$—	$128,693,603

(4) Cost of short term investment held as collateral for securities loaned	$324,964,049	$19,123,455	$14,654,732	$260,903,828

(5) Cost of cash denominated in foreign currency	$83,702	$525	$121,819	$—

*	Net asset value per share and shares outstanding have been restated to reflect the three-for-one share split which took place on February 14, 2012 (See Note 14).

See Notes to Financial Statements

Junior Gold Miners ETF	Oil Services ETF*	Rare Earth/ Strategic Metals ETF	RVE Hard Assets Producers ETF	Solar Energy ETF	Steel ETF	Uranium+Nuclear Energy ETF

$1,571,507,213	$913,770,839	$198,357,306	$161,342,000	$10,569,199	$185,482,312	$101,418,334
463,175,574	—	—	—	—	—	—

157,012,260	—	50,615,866	5,212,317	2,395,526	18,397,799	12,953,217
—	—	—	380,720	8,232	—	589,683

1,288,734	176,064,275	4,289,229	72,359	—	10,864,156	1,503,889
12,230,835	11,487,364	—	—	—	2,363,610	—
—	—	—	—	13,685	—	—
809,441	—	390,035	151,604	58,978	426,738	184,632
33,331	—	6,520	3,856	510	3,951	2,871

2,206,057,388	1,101,322,478	253,658,956	167,162,856	13,046,130	217,538,566	116,652,626

12,233,311	11,487,458	100,783	625	—	11,210,306	3,959,808
157,012,260	—	50,615,866	5,212,317	2,395,526	18,397,799	12,953,217
1,164,657	176,066,282	3,736,255	—	—	2,363,610	1,484,474
894,244	83,082	62,812	51,973	—	64,790	21,925
111,826,448	—	450,309	3,095,049	629,244	4,340,945	11,437,889
37,215	—	3,363	4,579	1,370	16,763	9,862
224,134	32,994	154,194	111,253	69,625	107,386	117,809

283,392,269	187,669,816	55,123,582	8,475,796	3,095,765	36,501,599	29,984,984

$1,922,665,119	$913,652,662	$198,535,374	$158,687,060	$9,950,365	$181,036,967	$86,667,642

78,600,000	23,860,863	13,150,000	4,700,000	2,700,000	3,800,000	5,800,000

$24.46	$38.29	$15.10	$33.76	$3.69	$47.64	$14.94

$2,740,132,486	$908,067,761	$320,254,889	$174,029,196	$66,498,478	$393,434,094	$265,270,111
(616,088,623)	5,584,901	(89,558,265)	(8,424,945)	(17,318,248)	(95,283,269)	(30,140,352)

(17,839,679)	—	(3,363)	(38,385)	525	(16,763)	1,738,038
(183,539,065)	—	(32,157,887)	(6,878,806)	(39,230,390)	(117,097,095)	(150,200,155)

$1,922,665,119	$913,652,662	$198,535,374	$158,687,060	$9,950,365	$181,036,967	$86,667,642

$149,088,358	$—	$47,971,822	$5,033,811	$2,262,357	$17,972,978	$12,153,913

$2,084,338,475	$908,185,938	$287,920,671	$169,771,516	$27,886,486	$280,765,581	$131,554,224

$566,435,137	$—	$—	$—	$—	$—	$—

$157,012,260	$—	$50,615,866	$5,212,317	$2,395,526	$18,397,799	$12,953,217

$—	$—	$—	$377,976	$8,230	$—	$589,312

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Income:
Dividends – unaffiliated issuers	$62,965,528	$9,067,063	$1,221,856	$71,772,576
Dividends – affiliated issuers	—	—	—	—
Securities lending income	688,840	119,579	1,493,911	2,555,387
Foreign taxes withheld	(1,860,190)	(594,626)	(160,734)	(6,437,285)

Total income	61,794,178	8,592,016	2,555,033	67,890,678

Expenses:
Management fees	23,868,561	2,821,866	578,652	39,091,618
Professional fees	171,074	78,598	57,301	422,596
Insurance	64,633	8,255	2,918	151,908
Trustees’ fees and expenses	85,445	15,543	5,875	127,369
Reports to shareholders	273,316	68,766	40,176	379,789
Indicative optimized portfolio value fee	20,000	15,046	15,051	—
Custodian fees	570,744	226,741	31,954	384,926
Registration fees	36,827	9,174	5,294	105,901
Transfer agent fees	2,405	2,405	2,407	2,404
Fund accounting fees	191,142	67,557	36,127	—
Interest	25,856	7,196	880	9,017
Other	44,659	10,196	6,280	81,931

Total expenses	25,354,662	3,331,343	782,915	40,757,459
Waiver of management fees	—	—	(64,005)	—

Net expenses	25,354,662	3,331,343	718,910	40,757,459

Net investment income (loss)	36,439,516	5,260,673	1,836,123	27,133,219

Net realized gain (loss) on:
Investments – unaffiliated issuers	(147,961,230)	(11,016,613)	(26,984,261)	(191,426,125)
Investments – affiliated issuers	—	—	—	7,223,091
In-kind redemptions	146,959,817	76,959,418	(5,058,788)	951,648,366
Foreign currency transactions and foreign denominated assets and liabilities	(2,697,090)	(710,690)	(32,208)	—

Net realized gain (loss)	(3,698,503)	65,232,115	(32,075,257)	767,445,332

Change in unrealized appreciation (depreciation) on:
Investments	(798,874,945)	(250,584,442)	(28,967,065)	(2,466,014,549)
Foreign currency transactions and foreign denominated assets and liabilities	(34,845)	(1,693)	(2,843)	—

Change in net unrealized appreciation (depreciation)	(798,909,790)	(250,586,135)	(28,969,908)	(2,466,014,549)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(766,168,777)	$(180,093,347)	$(59,209,042)	$(1,671,435,998)

(a)	Commencement of operations for Oil Services ETF was December 20, 2011.

See Notes to Financial Statements

Junior Gold Miners ETF	Oil Services ETF (a)	Rare Earth/ Strategic Metals ETF	RVE Hard Assets Producers ETF	Solar Energy ETF	Steel ETF	Uranium+Nuclear Energy ETF

$4,030,876	$—	$3,180,347	$4,596,246	$351,618	$5,589,897	$2,666,886
1,417,124	—	—	—	—	—	—
2,360,724	—	2,675,712	152,673	543,164	110,045	987,434
(507,431)	—	(307,752)	(262,094)	(71,107)	(161,408)	(145,616)

7,301,293	—	5,548,307	4,486,825	823,675	5,538,534	3,508,704

11,145,027	116,075	1,826,910	1,118,294	125,692	1,098,009	864,118
174,806	28,867	43,395	60,713	51,272	59,676	61,969
32,425	—	3,951	3,638	521	5,311	3,215
56,005	—	9,286	5,596	990	6,311	7,676
152,593	3,042	61,416	24,141	12,833	24,556	49,465
15,025	—	18,631	18,657	18,660	—	—
250,922	701	86,866	111,352	14,894	22,862	28,048
108,420	—	55,742	14,838	5,321	6,082	16,244
2,409	—	2,408	2,407	2,405	2,405	2,406
140,067	—	42,158	37,200	29,956	28,475	36,106
—	—	—	750	269	2,002	3,771
23,164	383	8,553	26,223	3,639	6,041	9,598

12,100,863	149,068	2,159,316	1,423,809	266,452	1,261,730	1,082,616
—	(32,993)	(73,811)	(55,038)	(102,783)	(51,587)	(21,851)

12,100,863	116,075	2,085,505	1,368,771	163,669	1,210,143	1,060,765

(4,799,570)	(116,075)	3,462,802	3,118,054	660,006	4,328,391	2,447,939

(83,032,571)	—	(32,638,485)	(4,083,283)	(9,009,760)	(6,227,899)	(31,610,849)
3,542,260	—	—	—	—	—	—
285,804,640	89,546	16,402,016	6,511,334	2,116,607	24,726,197	16,793,552

(783,889)	—	(418,135)	(43,498)	(22,106)	—	(76,983)

205,530,440	89,546	(16,654,604)	2,384,553	(6,915,259)	18,498,298	(14,894,280)

(1,178,762,088)	5,584,901	(116,190,625)	(38,703,394)	(14,432,065)	(100,133,153)	(57,845,449)

5,835	—	(2,266)	263	(3,538)	—	(3,621)

(1,178,756,253)	5,584,901	(116,192,891)	(38,703,131)	(14,435,603)	(100,133,153)	(57,849,070)

$(978,025,383)	$5,558,372	$(129,384,693)	$(33,200,524)	$(20,690,856)	$(77,306,464)	$(70,295,411)

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Operations:
Net investment income (loss)	$36,439,516	$15,106,560	$5,260,673	$1,960,014
Net realized gain (loss)	(3,698,503)	62,408,232	65,232,115	30,490,599
Change in net unrealized appreciation (depreciation)	(798,909,790)	304,315,162	(250,586,135)	43,693,240

Net increase (decrease) in net assets resulting from operations	(766,168,777)	381,829,954	(180,093,347)	76,143,853

Dividends and Distributions to shareholders:
Dividends from net investment income	(34,623,770)	(15,776,800)	(4,781,700)	(2,095,200)
Distributions from net realized capital gains	—	—	—	—
Return of capital	(1,217,830)	—	—	—

Total Dividends and Distributions	(35,841,600)	(15,776,800)	(4,781,700)	(2,095,200)

Share transactions:**
Proceeds from sale of shares	4,378,570,725	957,880,428	425,632,693	246,666,549
Cost of shares redeemed	(669,963,321)	(692,091,051)	(455,900,779)	(209,679,964)

Increase (decrease) in net assets resulting from share transactions	3,708,607,404	265,789,377	(30,268,086)	36,986,585

Total increase (decrease) in net assets	2,906,597,027	631,842,531	(215,143,133)	111,035,238
Net Assets, beginning of period	2,624,216,301	1,992,373,770	529,563,351	418,528,113

Net Assets, end of period†	$5,530,813,328	$2,624,216,301	$314,420,218	$529,563,351

† Including undistributed (accumulated) net investment income (loss)	$(311,571)	$401,850	$(498,755)	$(270,390)

** Shares of Common Stock Issued (no par value)
Shares sold	81,750,000	20,200,000	8,900,000	5,850,000
Shares redeemed	(13,750,000)	(16,650,000)	(10,450,000)	(6,250,000)

Net increase (decrease)	68,000,000	3,550,000	(1,550,000)	(400,000)

See Notes to Financial Statements

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF

For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$1,836,123	$1,315,283	$27,133,219	$3,479,599	$(4,799,570)	$(4,284,055)
(32,075,257)	(41,355,458)	767,445,332	1,174,008,087	205,530,440	164,724,326
(28,969,908)	(1,033,800)	(2,466,014,549)	803,928,155	(1,178,756,253)	566,410,256

(59,209,042)	(41,073,975)	(1,671,435,998)	1,981,415,841	(978,025,383)	726,850,527

(1,791,370)	(1,273,000)	(26,160,375)	(49,263,853)	(94,475,400)	(150,989,950)
—	—	—	—	(29,153,300)	—
(70,430)	—	—	—	—	—

(1,861,800)	(1,273,000)	(26,160,375)	(49,263,853)	(123,628,700)	(150,989,950)

25,058,340	5,672,030	8,350,241,963	4,285,646,728	1,840,344,634	1,171,873,552
(39,890,750)	(41,422,286)	(5,557,514,446)	(4,108,919,647)	(939,881,945)	(284,720,748)

(14,832,410)	(35,750,256)	2,792,727,517	176,727,081	900,462,689	887,152,804

(75,903,252)	(78,097,231)	1,095,131,144	2,108,879,069	(201,191,394)	1,463,013,381
134,547,349	212,644,580	7,677,407,974	5,568,528,905	2,123,856,513	660,843,132

$58,644,097	$134,547,349	$8,772,539,118	$7,677,407,974	$1,922,665,119	$2,123,856,513

$(20,039)	$(32,584)	$4,797,389	$(48,921,522)	$(17,839,679)	$(122,058,314)

1,150,000	250,000	142,750,000	84,650,000	52,800,000	36,350,000
(2,500,000)	(2,000,000)	(97,350,000)	(80,350,000)	(27,550,000)	(8,600,000)

(1,350,000)	(1,750,000)	45,400,000	4,300,000	25,250,000	27,750,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Oil Services ETF(a)	Rare Earth/Strategic Metals ETF

	For the Period December 20, 2011* through December 31, 2011	For the Year Ended December 31, 2011	For the Period October 27, 2010* through December 31, 2010

Operations:
Net investment income (loss)	$(116,075)	$3,462,802	$(81,482)
Net realized gain (loss)	89,546	(16,654,604)	(705,809)
Change in net unrealized appreciation (depreciation)	5,584,901	(116,192,891)	26,634,626

Net increase (decrease) in net assets resulting from operations	5,558,372	(129,384,693)	25,847,335

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(12,770,200)	—
Return of capital	—	—	—

Total Dividends and Distributions	—	(12,770,200)	—

Share transactions:**
Proceeds from sale of shares	1,176,474,156	267,136,704	210,934,265
Cost of shares redeemed	(268,379,866)	(163,228,037)	—

Increase (decrease) in net assets resulting from share transactions	908,094,290	103,908,667	210,934,265

Total increase (decrease) in net assets	913,652,662	(38,246,226)	236,781,600
Net Assets, beginning of period	—	236,781,600	—

Net Assets, end of period†	$913,652,662	$198,535,374	$236,781,600

† Including undistributed (accumulated) net investment income (loss)	$—	$(3,363)	$(118,059)

** Shares of Common Stock Issued (no par value)
Shares sold	30,910,863	10,750,000	10,000,000
Shares redeemed	(7,050,000)	(7,600,000)	—

Net increase (decrease)	23,860,863	3,150,000	10,000,000

*	Commencement of operations
(a)	Share activity has been restated to reflect the three-for-one share split which took place on February 14, 2012 (See Note 14).

See Notes to Financial Statements

RVE Hard Assets ETF		Solar Energy ETF		Steel ETF

For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$3,118,054	$1,581,564	$660,006	$136,828	$4,328,391	$3,469,567
2,384,553	3,236,500	(6,915,259)	(8,696,346)	18,498,298	56,511,103
(38,703,131)	21,491,215	(14,435,603)	(1,602,322)	(100,133,153)	(25,509,444)

(33,200,524)	26,309,279	(20,690,856)	(10,161,840)	(77,306,464)	34,471,226

(3,102,000)	(1,679,900)	(629,100)	(148,500)	(4,339,600)	(3,478,508)
—	—	—	—	—	(621,492)

(3,102,000)	(1,679,900)	(629,100)	(148,500)	(4,339,600)	(4,100,000)

46,294,627	115,915,591	19,442,977	2,995,989	212,976,153	283,560,960
(60,999,830)	(28,244,310)	(13,039,905)	(2,096,993)	(229,359,586)	(425,812,502)

(14,705,203)	87,671,281	6,403,072	898,996	(16,383,433)	(142,251,542)

(51,007,727)	112,300,660	(14,916,884)	(9,411,344)	(98,029,497)	(111,880,316)
209,694,787	97,394,127	24,867,249	34,278,593	279,066,464	390,946,780

$158,687,060	$209,694,787	$9,950,365	$24,867,249	$181,036,967	$279,066,464

$(38,385)	$(50,695)	$525	$(8,310)	$(16,763)	$(19,778)

1,150,000	3,400,000	1,650,000	250,000	3,300,000	4,550,000
(1,850,000)	(900,000)	(1,200,000)	(200,000)	(3,350,000)	(7,050,000)

(700,000)	2,500,000	450,000	50,000	(50,000)	(2,500,000)

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Uranium+Nuclear Energy ETF

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Operations:
Net investment income	$2,447,939	$4,666,322
Net realized loss	(14,894,280)	(36,740,105)
Change in net unrealized appreciation (depreciation)	(57,849,070)	67,234,028

Net increase (decrease) in net assets resulting from operations	(70,295,411)	35,160,245

Dividends to shareholders:
Dividends from net investment income	(11,398,800)	(10,799,600)

Share transactions:**
Proceeds from sale of shares	21,656,885	83,646,711
Cost of shares redeemed	(113,736,655)	(4,967,922)

Increase (decrease) in net assets resulting from share transactions	(92,079,770)	78,678,789

Total increase (decrease) in net assets	(173,773,981)	103,039,434
Net Assets, beginning of period	260,441,623	157,402,189

Net Assets, end of period†	$86,667,642	$260,441,623

† Including accumulated net investment loss	$1,738,038	$(6,412,182)

** Shares of Common Stock Issued (no par value)
Shares sold	800,000	3,600,000
Shares redeemed	(5,300,000)	(250,000)

Net increase (decrease)	(4,500,000)	3,350,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Agribusiness ETF

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Period August 31, 2007 (a) through December 31, 2007

Net asset value, beginning of period	$53.39	$43.69	$27.71	$56.73	$40.90

Income from investment operations:
Net investment income	0.30	0.31	0.45	0.35	—	(b)
Net realized and unrealized gain (loss) on investments	(6.18)	9.72	15.95	(29.09)	15.83

Total from investment operations	(5.88)	10.03	16.40	(28.74)	15.83

Less:
Dividends from net investment income	(0.29)	(0.33)	(0.42)	(0.28)	—
Return of capital	(0.01)	—	—	—	—

Total Dividends and Distributions	(0.30)	(0.33)	(0.42)	(0.28)	—

Net asset value, end of period	$47.21	$53.39	$43.69	$27.71	$56.73

Total return (c)	(11.01)%	22.96%	59.18%	(50.64)%	38.70	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,530,813	$2,624,216	$1,992,374	$679,014	$706,245
Ratio of gross expenses to average net assets	0.53%	0.56%	0.59%	0.59%	0.65	%(e)
Ratio of net expenses to average net assets	0.53%	0.56%	0.59%	0.59%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.53%	0.55%	0.59%	0.58%	0.65	%(e)
Ratio of net investment income (loss) to average net assets	0.76%	0.78%	1.56%	0.66%	(0.02	)%(e)
Portfolio turnover rate	22%	20%	35%	29%	4	%(d)

	Coal ETF

				For the Period January 10, 2008(a) through December 31, 2008

	For the Year Ended December 31,

	2011	2010	2009

Net asset value, beginning of period	$47.07	$35.93	$14.55	$40.39

Income from investment operations:
Net investment income	0.53	0.18	0.34	0.10
Net realized and unrealized gain (loss) on investments	(14.71)	11.15	21.35	(25.85)

Total from investment operations	(14.18)	11.33	21.69	(25.75)

Less:
Dividends from net investment income	(0.48)	(0.19)	(0.31)		(0.09)

Net asset value, end of period	$32.41	$47.07	$35.93	$14.55

Total return (c)	(30.12)%	31.55%	149.05%	(63.75	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$314,420	$529,563	$418,528	$167,999
Ratio of gross expenses to average net assets	0.59%	0.59%	0.64%	0.62	%(e)
Ratio of net expenses to average net assets	0.59%	0.59%	0.64%	0.62	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.58%	0.63%	0.61	%(e)
Ratio of net investment income to average net assets	0.93%	0.57%	1.51%	0.53	%(e)
Portfolio turnover rate	47%	29%	50%	47	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Global Alternative Energy ETF

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Period May 3, 2007 (a) through December 31, 2007

Net asset value, beginning of period	$20.08	$25.17	$23.08	$59.50	$39.68

Income from investment operations:
Net investment income	0.34	0.20	0.09	0.15	—	(b)
Net realized and unrealized gain (loss) on investments	(9.11)	(5.10)	2.01	(36.43)	19.82

Total from investment operations	(8.77)	(4.90)	2.10	(36.28)	19.82

Less:
Dividends from net investment income	(0.34)	(0.19)	(0.01)	(0.14)	—
Return of capital	(0.01)	—	—	—	—

Total Dividends and Distributions	(0.35)	(0.19)	(0.01)	(0.14)	—

Net asset value, end of period	$10.96	$20.08	$25.17	$23.08	$59.50

Total return (c)	(43.69)%	19.46%	9.11%	(60.98)%	49.95	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$58,644	$134,547	$212,645	$192,758	$238,018
Ratio of gross expenses to average net assets	0.68%	0.60%	0.66%	0.62%	0.73	%(e)
Ratio of net expenses to average net assets	0.62%	0.60%	0.66%	0.62%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.60%	0.65%	0.60%	0.65	%(e)
Ratio of net investment income (loss) to average net assets	1.59%	0.81%	0.34%	0.46%	0.01	%(e)
Portfolio turnover rate	26%	30%	50%	29%	5	%(d)

	Gold Miners ETF

	For the Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$61.44	$46.15	$33.70	$45.89	$39.87

Income from investment operations:
Net investment income	0.26	0.04	0.05	0.43	0.11
Net realized and unrealized gain (loss) on investments	(10.05)	15.65	12.51	(12.62)	6.66

Total from investment operations	(9.79)	15.69	12.56	(12.19)	6.77

Less:
Dividends from net investment income	(0.15)	(0.40)	(0.11)	—	(0.75)

Net asset value, end of year	$51.50	$61.44	$46.15	$33.70	$45.89

Total return (c)	(15.93)%	34.01%	37.27%	(26.56)%	16.97%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$ 8,772,539	$ 7,677,408	$ 5,568,529	$2,672,363	$1,436,430
Ratio of gross expenses to average net assets	0.52%	0.53%	0.54%	0.56%	0.59%
Ratio of net expenses to average net assets	0.52%	0.53%	0.54%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.52%	0.53%	0.54%	0.55%	0.55%
Ratio of net investment income to average net assets	0.35%	0.05%	0.00%	0.15%	0.08%
Portfolio turnover rate	9%	3%	12%	13%	1%

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Junior Gold Miners ETF

				For the Period November 10, 2009(a) through December 31, 2009
	For the Year Ended December 31,

	2011	2010

Net asset value, beginning of period	$39.81	$25.81		$24.72

Income from investment operations:
Net investment income (loss)	0.68	(0.10	)(b)		(0.01)
Net realized and unrealized gain (loss) on investments	(14.45)	17.03		1.10

Total from investment operations	(13.77)	16.93		1.09

Less:
Dividends from net investment income	(1.21)	(2.93)		—
Distributions from net realized gains	(0.37)	—		—

Total Dividends and Distributions	(1.58)	(2.93)		—

Net asset value, end of period	$24.46	$39.81		$25.81

Total return (c)	(34.57)%	65.74%		4.41	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,922,665	$2,123,857		$660,843
Ratio of gross expenses to average net assets	0.54%	0.54%		0.59	%(e)
Ratio of net expenses to average net assets	0.54%	0.54%		0.59	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.54%	0.54%		0.59	%(e)
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.34)%		(0.43	)%(e)
Portfolio turnover rate	60%	49%		20	%(d)

	Oil Services ETF#

	For the Period December 20, 2011(a) through December 31, 2011

Net asset value, beginning of period	$38.06

Income from investment operations:
Net investment loss	—	(f)
Net realized and unrealized gain on investments	0.23

Total from investment operations	0.23

Net asset value, end of period	$38.29

Total return (c)	0.61	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$913,653
Ratio of gross expenses to average net assets	0.46	%(e)
Ratio of net expenses to average net assets	0.35	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.35	%(e)
Ratio of net investment loss to average net assets	(0.35	)%(e)
Portfolio turnover rate	0	%(d)

(a)	Commencement of operations
(b)	Calculated based upon weighted average shares outstanding
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized
(e)	Annualized
(f)	Amount represents less than $0.005 per share.
#

On February 14, 2012, the Fund effected a stock split as described in the Notes to Financial Statements. Per share data for the period December 20, 2011 through December 31, 2011, has been adjusted to give effect to the stock split (See Note 14).

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Rare Earth/Strategic Metals ETF

	For the Year Ended December 31, 2011	For the Period October 27, 2010(a) through December 31, 2010

Net asset value, beginning of period	$23.68	$19.76

Income from investment operations:
Net investment income (loss)	0.25	(0.01)
Net realized and unrealized gain (loss) on investments	(7.88)	3.93

Total from investment operations	(7.63)	3.92

Less:
Dividends from net investment income	(0.95)	—

Net asset value, end of period	$15.10	$23.68

Total return (b)	(32.21)%	19.84	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$198,535	$236,782
Ratio of gross expenses to average net assets	0.59%	0.63	%(d)
Ratio of net expenses to average net assets	0.57%	0.57	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57	%(d)
Ratio of net investment income (loss) to average net assets	0.95%	(0.38	)%(d)
Portfolio turnover rate	35%	9	%(c)

	RVE Hard Assets Producers ETF

					For the Period August 29, 2008(a) through December 31, 2008

	For the Year Ended December 31,

	2011	2010		2009

Net asset value, beginning of period	$38.83	$33.58		$23.27	$39.60

Income from investment operations:
Net investment income	0.66	0.30		0.26	0.05
Net realized and unrealized gain (loss) on investments	(5.07)	5.26		10.30	(16.31)

Total from investment operations	(4.41)	5.56		10.56	(16.26)

Less:
Dividends from net investment income	(0.66)	(0.31)		(0.25)	(0.07)

Net asset value, end of period	$33.76	$38.83		$33.58	$23.27

Total return (b)	(11.36)%	16.57%		45.36%	(41.07	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$158,687	$209,695		$97,394	$24,429
Ratio of gross expenses to average net assets	0.64%	0.63%		0.98%	2.20	%(d)
Ratio of net expenses to average net assets	0.61%	0.63%		0.65%	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.63%		0.65%	0.65	%(d)
Ratio of net investment income to average net assets	1.40%	1.26%		1.38%	1.49	%(d)
Portfolio turnover rate	15%	19%		28%	19	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Solar Energy ETF

				For the Period April 21, 2008(a) through December 31, 2008

	For the Year Ended December 31,

	2011	2010	2009

Net asset value, beginning of period	$11.05	$15.58	$14.22	$40.68

Income from investment operations:
Net investment income	0.25	0.06	0.10	—	(b)
Net realized and unrealized gain (loss)on investments	(7.38)	(4.52)	1.35	(26.46)

Total from investment operations	(7.13)	(4.46)	1.45	(26.46)

Less:
Dividends from net investment income	(0.23)	(0.07)	(0.09)	—

Net asset value, end of period	$3.69	$11.05	$15.58	$14.22

Total return (c)	(64.50)%	(28.65)%	10.17%	(65.04	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,950	$24,867	$34,279	$18,483
Ratio of gross expenses to average net assets	1.06%	0.92%	0.96%	1.23	%(e)
Ratio of net expenses to average net assets	0.65%	0.65%	0.66%	0.65	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65	%(e)
Ratio of net investment income (loss) to average net assets	2.63%	0.50%	0.86%	(0.02	)%(e)
Portfolio turnover rate	35%	37%	51%	52	%(d)

	Steel ETF

	For the Year Ended December 31,

	2011	2010	2009	2008		2007

Net asset value, beginning of year	$72.48	$61.57	$29.43	$85.02		$46.38

Income from investment operations:
Net investment income	1.14	0.86	0.92	1.12		0.53
Net realized and unrealized gain (loss) on investments	(24.84)	11.08	32.20	(55.35)		38.60

Total from investment operations	(23.70)	11.94	33.12	(54.23)		39.13

Less:
Dividends from net investment income	(1.14)	(0.87)	(0.92)	(1.31)		(0.49)
Distributions from net realized gains	—	—	—	(0.05)		—
Return of capital	—	(0.16)	(0.06)	—		—

Total Dividends and Distributions	(1.14)	(1.03)	(0.98)	(1.36)		(0.49)

Net asset value, end of year	$47.64	$72.48	$61.57	$29.43		$85.02

Total return (c)	(32.70)%	19.39%	112.51%	(63.79)%		84.36%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$181,037	$279,066	$390,947	$89,754		$250,821
Ratio of gross expenses to average net assets	0.58%	0.55%	0.59%	0.60%		0.62%
Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.55%		0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%		0.55%
Ratio of net investment income to average net assets	1.97%	1.04%	2.79%	1.44%		1.15%
Portfolio turnover rate	3%	13%	19%	21%		5%

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized (e) Annualized
(e)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Uranium+Nuclear Energy ETF

					For the Period August 13, 2007(a) through December 31, 2007

	For the Year Ended December 31,

	2011	2010	2009	2008

Net asset value, beginning of period	$25.29	$22.65	$19.30	$35.62	$40.18

Income from investment operations:
Net investment income (loss)	(0.09)	0.51	0.22	1.27	0.05
Net realized and unrealized gain (loss) on investments	(8.33)	3.19	3.55	(17.59)		(2.66)

Total from investment operations	(8.42)	3.70	3.77	(16.32)		(2.61)

Less:
Dividends from net investment income	(1.93)	(1.06)	(0.42)	—		(1.95)

Net asset value, end of period	$14.94	$25.29	$22.65	$19.30	$35.62

Total return (b)	(33.29)%	16.37%	19.52%	(45.82)%	(6.51	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$86,668	$260,442	$157,402	$135,065	$126,453
Ratio of gross expenses to average net assets	0.63%	0.57%	0.66%	0.61%	0.71	%(d)
Ratio of net expenses to average net assets	0.62%	0.57%	0.66%	0.61%	0.65	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.57%	0.63%	0.61%	0.65	%(d)
Ratio of net investment income to average net assets	1.42%	2.53%	1.00%	1.31%	0.01	%(d)
Portfolio turnover rate	51%	40%	45%	23%	10	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2011, offers forty three investment portfolios.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, RVE Hard Assets Producers ETF, Solar Energy ETF, Steel ETF, and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Oil Services ETF was organized through an exchange offer on December 20, 2011 on a 1 for 1 share basis for outstanding receipts of the Merrill Lynch-sponsored Oil Services HOLDRS Trust. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Euronext, Deutsche Börse AG, Ardour Global Indexes, LLC, Stowe Global Indexes, S-Network Global Indexes, LLC and Market Vectors Index Solutions GmbH, a wholly owned subsidiary of the Adviser.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index

Agribusiness ETF	August 31, 2007	DAXglobal® Agribusiness Index
Coal ETF	January 10, 2008	Stowe Coal Index®
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	Market Vectors Junior Gold Miners Index*
Oil Services ETF	December 20, 2011	Market Vectors US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	Market Vectors Rare Earth/Strategic Metals Index*
RVE Hard Assets Producers ETF	August 29, 2008	The RogersTM–Van Eck Hard Assets Producers Index
Solar Energy ETF	April 21, 2008	Ardour Solar Energy IndexSM
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Uranium+Nuclear Energy ETF	August 13, 2007	DAXglobal® Nuclear Energy Index

*	Published by Market Vectors Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities

NOTES TO FINANCIAL STATEMENTS
(continued)

in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments, as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

F.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended December 31, 2011.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the year ended December 31, 2011.

G.

Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2012 (May 1, 2013 for Oil Services ETF) to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, listed in the table below.

The current expense caps and the amounts waived by the Adviser for the year ended December 31, 2011, are as follows:

Fund	Expense Cap		Waiver of Management Fees

Agribusiness ETF	0.56%		$—
Coal ETF	0.59		—
Global Alternative Energy ETF	0.62		64,005
Gold Miners ETF	0.53		—
Junior Gold Miners ETF	0.56	*	—
Oil Services ETF	0.35		32,993
Rare Earth/Strategic Metals ETF	0.57		73,811
RVE Hard Assets Producers ETF	0.59	*	55,038
Solar Energy ETF	0.65		102,783
Steel ETF	0.55		51,587
Uranium+Nuclear Energy ETF	0.60	*	21,851

*	The Fund expense caps prior to May 1, 2011 were: Junior Gold Miners ETF 0.59%, RVE Hard Assets Producers ETF 0.65%, and Uranium+Nuclear Energy ETF 0.62%.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 4—Investments—For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Agribusiness ETF	$1,226,078,210	$1,031,951,133
Coal ETF	263,519,024	263,637,895
Global Alternative Energy ETF	29,886,489	29,905,767
Gold Miners ETF	733,743,351	748,886,431
Junior Gold Miners ETF	1,337,841,145	1,433,707,205
Oil Services ETF	—	—
Rare Earth/Strategic Metals ETF	126,077,181	136,788,970
RVE Hard Assets Producers ETF	33,534,060	33,546,863
Solar Energy ETF	9,858,383	8,802,916
Steel ETF	5,958,817	6,686,693
Uranium+Nuclear Energy ETF	89,405,775	97,909,628

Note 5—Income Taxes—As of December 31, 2011, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Agribusiness ETF	$6,347,134,829	$150,852,955	$(610,048,218)	$(459,195,263)
Coal ETF	508,917,966	525,794	(170,965,758)	(170,439,964)
Global Alternative Energy ETF	144,885,626	2,624,218	(72,722,351)	(70,098,133)
Gold Miners ETF	10,378,959,095	52,472,184	(1,370,249,159)	(1,317,776,975)
Junior Gold Miners ETF	2,841,915,976	30,052,708	(680,273,637)	(650,220,929)
Oil Services ETF	908,185,938	11,033,802	(5,448,901)	5,584,901
Rare Earth/Strategic Metals ETF	339,947,682	13,446,169	(104,420,679)	(90,974,510)
RVE Hard Assets Producers ETF	175,794,013	10,950,352	(20,190,048)	(9,239,696)
Solar Energy ETF	32,210,154	—	(19,245,429)	(19,245,429)
Steel ETF	299,313,256	379,548	(95,812,693)	(95,433,145)
Uranium+Nuclear Energy ETF	149,133,896	5,041,765	(39,804,110)	(34,762,345)

At December 31, 2011, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

Agribusiness ETF	$—	$(474,672,151)	$(42,058,062)	$(108,792)	$(459,107,983)	$(975,946,988)
Coal ETF	—	(192,611,169)	(7,131,165)	(18,129)	(170,440,290)	(370,200,753)
Global Alternative Energy ETF	—	(222,356,315)	(15,811,401)	(11,996)	(70,103,664)	(308,283,376)
Gold Miners ETF	12,261,760	(566,922,980)	(69,816,967)	(306,966)	(1,317,776,975)	(1,942,562,128)
Junior Gold Miners ETF	—	(17,689,688)	(149,521,736)	(37,215)	(650,218,727)	(817,467,366)
Oil Services ETF	—	—	—	—	5,584,901	5,584,901
Rare Earth/Strategic Metals ETF	—	(13,814,057)	(16,932,685)	(3,363)	(90,969,410)	(121,719,515)
RVE Hard Assets Producers ETF	—	(4,063,250)	(2,039,182)	(4,579)	(9,235,125)	(15,342,136)
Solar Energy ETF	1,895	(34,604,595)	(2,697,653)	(1,370)	(19,246,390)	(56,548,113)
Steel ETF	—	(111,538,374)	(5,408,844)	(16,764)	(95,433,145)	(212,397,127)
Uranium+Nuclear Energy ETF	1,760,884	(136,640,884)	(8,945,796)	(9,867)	(34,766,807)	(178,602,470)

The tax character of dividends paid to shareholders during the years ended December 31, 2011 and December 31, 2010 are as follows:

	2011 Dividends			2010 Dividends

Fund	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital

Agribusiness ETF	$34,623,770	$—	$1,217,830	$15,776,800	$—	$—
Coal ETF	4,781,700	—	—	2,095,200	—	—
Global Alternative Energy ETF	1,791,370	—	70,430	1,273,000	—	—
Gold Miners ETF	26,160,375	—	—	49,263,853	—	—
Junior Gold Miners ETF*	96,438,510	27,190,190	—	150,989,950	—	—
Rare Earth/Strategic Metals ETF	12,770,200	—	—	—	—	—
RVE Hard Assets Producers ETF	3,102,000	—	—	1,679,900	—	—
Solar Energy ETF	629,100	—	—	148,500	—	—
Steel ETF	4,339,600	—	—	3,478,508	—	621,492
Uranium+Nuclear Energy ETF	11,398,800	—	—	10,799,600	—	—

* Includes short-term capital gains.

Net qualified late year losses incurred after October 31, 2011 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2011, the Funds intend to defer to January 1, 2012 for federal tax purpose qualified late year losses as follows:

Fund	Late Year Ordinary Losses	Post-October Capital Losses

Agribusiness ETF	$202,779	$41,855,283
Coal ETF	480,626	6,650,539
Global Alternative Energy ETF	8,044	15,803,357
Gold Miners ETF	—	69,816,967
Junior Gold Miners ETF	1,657,730	147,864,006
Rare Earth/Strategic Metals ETF	—	16,932,685
RVE Hard Assets Producers ETF	20,987	2,018,195
Solar Energy ETF	—	2,697,653
Steel ETF	—	5,408,844
Uranium+Nuclear Energy ETF	—	8,945,796

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2011, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective– No Expiration Short-Term Capital Losses	Post-Effective– No Expiration Long-Term Capital Losses
			Amount Expiring in the Year Ended December 31,

Fund			2018	2017	2016	2015

Agribusiness ETF	$70,503,104	$21,256,928	$85,630,099	$257,031,280	$40,221,865	$28,875
Coal ETF	—	—	18,822,843	155,793,705	17,994,621	—
Global Alternative Energy ETF	443,810	15,702,217	34,193,213	158,919,596	13,029,866	67,613
Gold Miners ETF	84,467,580	28,790,721	1,784,160	388,612,074	63,268,445	—
Junior Gold Miners ETF	17,689,688	—	—	—	—	—
Rare Earth/Strategic Metals ETF	13,814,057	—	—	—	—	—
RVE Hard Assets Producers ETF	1,148,795	626,598	540,880	1,722,348	24,629	—
Solar Energy ETF	1,502,991	4,697,829	8,586,525	19,016,483	800,768	—
Steel ETF	58,285	638,689	21,020,656	79,176,906	10,643,838	—
Uranium+Nuclear Energy ETF	7,920,971	26,543,264	41,593,262	49,042,636	11,040,582	500,169

Coal ETF utilized capital loss carryforwards of $3,891,171 during the year ended December 31, 2011.

During the year ended December 31, 2011, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net investment losses and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Decrease (Increase) in Accumulated Net Investment Loss	Decrease (Increase) in Accumulated Net Realized Loss	Increase (Decrease) in Aggregate Paid in Capital

Agribusiness ETF	$(2,529,167)	$(141,758,514)	$144,287,681
Coal ETF	(707,338)	(68,361,653)	69,068,991
Global Alternative Energy ETF	(32,208)	6,619,791	(6,587,583)
Gold Miners ETF	52,746,067	(951,543,152)	898,797,085
Junior Gold Miners ETF	203,493,605	(381,491,570)	177,997,965
Oil Services ETF	116,075	(89,546)	(26,529)
Rare Earth/Strategic Metals ETF	9,422,094	(14,834,051)	5,411,957
RVE Hard Assets Producers ETF	(3,744)	(6,468,153)	6,471,897
Solar Energy ETF	(22,071)	(1,958,562)	1,980,633
Steel ETF	14,223	(24,635,331)	24,621,108
Uranium+Nuclear Energy ETF	17,101,081	(24,341,647)	7,240,566

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2008-2010), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of December 31, 2011, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2011 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Agribusiness ETF	$4,141,287,225	$631,578,500
Coal ETF	425,626,923	455,755,052
Global Alternative Energy ETF	24,324,980	38,941,912
Gold Miners ETF	8,837,398,668	6,028,053,782
Junior Gold Miners ETF	1,836,791,232	966,704,739
Oil Services ETF	1,175,371,095	268,338,165
Rare Earth/Strategic Metals ETF	261,260,616	155,683,555
RVE Hard Assets Producers ETF	45,062,202	59,377,968
Solar Energy ETF	16,786,892	11,410,438
Steel ETF	256,753,181	272,283,258
Uranium+Nuclear Energy ETF	21,652,398	113,563,834

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York (“BNY Mellon”), the securities lending agent and also the Fund’s custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund and the Bank of New York Institutional Cash Reserve (“BNY Fund”). Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of

NOTES TO FINANCIAL STATEMENTS
(continued)

delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Agribusiness ETF	$315,051,486	$324,964,049
Coal ETF	16,537,745	19,123,455
Global Alternative Energy ETF	14,058,881	14,654,732
Gold Miners ETF	251,879,212	260,903,828
Junior Gold Miners ETF	149,088,358	157,012,260
Rare Earth/Strategic Metals ETF	47,971,822	50,615,866
RVE Hard Assets Producers ETF	5,033,811	5,212,317
Solar Energy ETF	2,262,357	2,395,526
Steel ETF	17,972,978	18,397,799
Uranium+Nuclear Energy ETF	12,153,913	12,953,217

Note 10—BNY Mellon Capital Support Agreement—On December 15, 2009, the Funds entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon to provide capital support to those Funds that had investments in Series B shares of the BNY Fund representing the segregated investments in two securities issued by Lehman Brothers Inc. (“Lehman”). BNY Mellon agreed to provide capital support to mitigate the Funds’ loss in BNY Fund resulting from the Lehman bankruptcy on September 16, 2008. Under the terms of the Agreement, BNY Mellon agreed to a guaranteed recovery on Series B shares of BNY Fund representing 80% of the par value of the Lehman securities (“Guaranteed Recovery Amount”), provided that certain conditions were met by the Funds affected including continued participation by the Funds in the BNY Mellon securities lending program, retention of disposition discretion of the Lehman securities with BNY Mellon and a three year vesting period which commenced on September 15, 2008.

The Funds satisfied the aforementioned conditions and on September 28, 2011 elected an option under the Agreement for BNY Mellon to purchase the Lehman securities from the Funds at the Guaranteed Recovery Amount. The Funds recognized losses on the BNY Mellon purchase for the difference between the cost of the securities and the Guaranteed Recovery Amount which are included in Net Realized Gain (Loss) on Investments in the Statement of Operations. Details for the Funds affected are as follows:

Fund	Cost of Lehman Securities	Guaranteed Recovery Amount Received

Agribusiness ETF	$2,069,636	$1,655,709
Coal ETF	187,251	149,801
Global Alternative Energy ETF	1,089,236	871,389
Gold Miners ETF	2,984,133	2,387,306
Solar Energy ETF	100,397	80,318
Steel ETF	594,624	475,699
Uranium+Nuclear Energy ETF	258,247	206,598

Note 11—Bank Line of Credit—Certain Funds may participate in a $40 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2011, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate

Agribusiness ETF	25	$1,137,880	1.83%
Coal ETF	25	1,313,915	1.82
Global Alternative Energy ETF	69	139,967	1.83
Gold Miners ETF	34	2,391,595	1.83
Junior Gold Miners ETF	32	5,164,586	1.83
Rare Earth/Strategic Metals ETF	28	1,416,149	1.83
RVE Hard Assets Producers ETF	66	285,714	1.83
Steel ETF	35	283,474	1.83
Uranium+Nuclear Energy ETF	51	1,020,938	1.83

The Funds had no outstanding loan balances at December 31, 2011.

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2011, there were no offsets of custodial fees.

Note 13—Recent Accounting Pronouncements—In May 2011, Financial Accounting Standards Board issued Accounting Standards Update “ASU” No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Funds’ financial statements.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 27, 2012, the Board of Trustees of the Trust has approved a 3 for 1 share split for the Oil Services ETF. The split took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Statements of Assets and Liabilities, Statements of Changes in Net Assets and Financial Highlights for the Oil Services ETF have been adjusted to reflect the 3 for 1 share split.

Effective January 20, 2012, the Trust increased the Line of Credit from $40 million to $130 million.

MARKET VECTORS ETF TRUST

TAX INFORMATION
(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2011 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Agribusiness ETF	$1,860,190	$41,320,865
Coal ETF	594,626	7,424,442
Gold Miners ETF	6,437,285	56,801,719
RVE Hard Assets Producers ETF	255,470	3,024,714
Rare Earth/Strategic Metals ETF	307,752	2,819,439

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction 2011.

Agribusiness ETF	60.03%
Coal ETF	34.11%
Global Alternative Energy ETF	4.20%
Gold Miners ETF	55.07%
Uranium+Nuclear Energy ETF	12.18%
RVE Hard Assets Producers ETF	49.27%
Steel ETF	31.06%
Rare Earth/Strategic Metals ETF	2.27%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, RVE Hard Asset Producers ETF, Solar Energy ETF, Steel ETF, and Uranium + Nuclear Energy ETF (eleven of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations, the changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2012

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS
December 31, 2011 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Independent Trustees:

David H. Chow, 54*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	43	Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee.

R. Alastair Short, 58*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	52	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger, 52*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	52	None.
Interested Trustee:

Jan F. van Eck, 48[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	43	Director, National Committee on US-China Relations

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Market Vectors ETF Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008	Manager (Portfolio Administration) of the Adviser; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTOR MANAGEMENT AGREEMENTS

At a meeting held on September 7, 2011 (the “September Meeting”), the Board, including all of the Independent Trustees, approved investment management agreements between the Trust and the Adviser (each a “September Investment Management Agreement”) with respect to the Market Vectors Mongolia ETF and Nigeria ETF (collectively, the “New September Funds”). In addition, at a meeting held on December 1, 2011 (the “December Meeting”), the Board, including all of the Independent Trustees, approved investment management agreements between the Trust and the Adviser (each a “December Investment Management Agreement”) with respect to the Market Vectors Indonesia Small-Cap ETF, Nigeria-Focused Western Africa ETF and Unconventional Oil & Gas ETF (and, collectively with the New September Funds, the “Funds”). The September Investment Management Agreements and December Investment Management Agreements are collectively referred to as the “Investment Management Agreements.”

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of each of the September Meeting and the December Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions at the September Meeting and the December Meeting (as applicable) with, among others, management of the Funds and the Adviser, information obtained at prior meetings of the Trustees among themselves and/or with management and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved or proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser would provide under, each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement. The Trustees also considered information respecting the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s views of the proposed service providers.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of other funds. The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including any it may receive from providing administrative services to each of the Funds and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. However, the Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of each Investment Management Agreement, which will permit the Trustees to consider in the future the extent to which economies of scale may exist and whether the fees paid to the Adviser reflect these economies of scale for the benefit of shareholders. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of the relevant Fund and such Fund’s shareholders.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:
Van Eck Associates Corporation

Distributor:
Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:
1.888.MKT.VCTR

MVHAAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and Governance
     Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst& Young, as principal accountant for the Market Vectors ETF Trust, billed audit fees of $561,380 for 2011 and $556,250 for 2010.

(b)  Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2011 and $2,500 for
     2010.

(c)  Tax Fees

     Ernst & Young billed tax fees of $270,344 for 2011 and $280,509 for 2010.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date March 5, 2012
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 5, 2012
     --------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 5, 2012
     --------------